Prospectus

Fidelity Personal Retirement Annuity

Introduction

This prospectus describes a variable annuity contract (the "Contract") offered by Fidelity Investments Life Insurance Company ("FILI", "we", or "us"). We are a life insurance company that is one of the group of financial service companies known as Fidelity Investments. The Contract is designed for individual investors who desire to accumulate capital on a tax-deferred basis for retirement or other long-term purposes.

The Contract may be owned by one or two individuals. A Contract may also be owned under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act. See Contracts Owned Under UGMA/UTMA Arrangements. It may also be owned by a trust that exists for the benefit of a single individual. Special provisions apply to Contracts owned by Trusts. See Contracts Owned by Trusts. Except for the discussion in those sections, the remainder of this prospectus assumes that the Contract is owned by one or two individuals.

You, the Owner or Owners, may purchase a Contract on a non-qualified basis. The Contracts are not offered in connection with IRAs or qualified plans of any kind.

You may choose to take money from a Contract by making withdrawals. You may also choose for us to make monthly annuity income payments to you or to one or two other individuals you name. Each person you designate to receive annuity income payments is called an Annuitant. Annuity income payments are fixed in amount and are guaranteed to last for the life or lives of the Annuitant(s) or for 120 monthly payments, whichever is longer.

Investment Options

You may direct your money to one or more of the 37 variable subaccounts (the "Investment Options") of Fidelity Investments Variable Annuity Account I (the "Variable Account"). The value of the money you invest in any Investment Option will vary with the investment performance of the single mutual fund portfolio (the "Fund") in which the Investment Option invests. We may add additional Investment Options in the future.

The variable subaccounts invest in the portfolios of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, and Variable Insurance Products Fund IV.

Some of the Funds are managed by Fidelity Management & Research Company ("FMR"). Others are managed by Strategic Advisers, Inc., or Geode Capital Management, LLC, both of which are affiliates of FMR.

Legal Information

This prospectus provides information that a prospective investor should know before investing. We have filed additional information about the Contract and the Variable Account with the U.S. Securities and Exchange Commission in a Statement of Additional Information dated July 27, 2005, as revised on August 5, 2005. The Statement of Additional Information is incorporated by reference in this prospectus and is available without charge by calling us at 1-800-544-2442 or by accessing the SEC Internet website (at http://www.sec.gov). The table of contents of the Statement of Additional Information appears on page 25.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus and keep it for future reference. It does not constitute an offering unless accompanied by either the current prospectus for the Money Market Investment Option or the current prospectuses for all the Investment Options.

The Contract is not available in all states. This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

FOR FURTHER INFORMATION CALL FIDELITY

Nationally 1-800-544-2442

Date: July 27, 2005, as revised on August 5, 2005

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Prospectus Contents

Glossary	iii
Summary of the Contract	<Click Here>
Facts About Fidelity Investments Life, the Variable Account and the Funds
FILI	<Click Here>
The Variable Account	<Click Here>
Financial Statements	<Click Here>
The Funds	<Click Here>
Facts About the Contract
Purchase of a Contract	<Click Here>
Free Look Privilege	<Click Here>
Investment Allocation of Your Purchase Payment	<Click Here>
Making Exchanges Among Investment Options	<Click Here>
Accumulation Units	<Click Here>
Withdrawals	<Click Here>
Systematic Withdrawal Program	<Click Here>
Postponement of Payment	<Click Here>
Signature Guarantee or Customer Authentication	<Click Here>
Charges	<Click Here>
Certain Funds Impose a Short-Term Redemption Fee	<Click Here>
Automatic Transfer to Money Market Investment Option Upon Due	<Click Here>
Proof Of Death
Required Distributions On Death of Owner	<Click Here>
Annuity Date	<Click Here>
Annuity Income	<Click Here>
Contracts Owned by Trusts	<Click Here>
Contracts Owned Under UGMA/UTMA Arrangements
Reports to Owners	<Click Here>
Tax Considerations	<Click Here>
Other Contract Provisions	<Click Here>
Selling the Contracts	<Click Here>
Automatic Annuity Builder	<Click Here>
Dollar Cost Averaging	<Click Here>
Automatic Rebalancing	<Click Here>
Special Provisions For Sales Under Sponsored Arrangements	<Click Here>
More About the Contract
Changes in Investment Options	<Click Here>
Total Return for an Investment Option	<Click Here>
Voting Rights	<Click Here>
Resolving Material Conflicts	<Click Here>
Litigation	<Click Here>
Appendix A: Table of Accumulation Unit Values	<Click Here>
Table of Contents of the Statement of Additional Information	<Click Here>

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Glossary

Accumulation Unit - A unit of interest in an Investment Option.

Accumulation Unit Value - The value of a particular Accumulation Unit at a particular time.

Annuitant or Annuitants - The person(s) designated by the Owner(s) to receive monthly annuity income payments.

Annuity Date - A date selected by the Owner(s) for annuity income payments to begin. This date can be as late as the first day of the month following the oldest Owner's 90th birthday. Once annuity income payments begin, Owners have no rights in the Contract.

Beneficiary or Beneficiaries - The person or persons who receive money from the Contract if all the Owners die before the Annuity Date.

Code - The Internal Revenue Code of 1986, as amended.

Contract - The annuity contract described in this prospectus.

Contract Anniversary - The same month and day as the Contract Date in each later year.

Contract Date - The date your Contract becomes effective. We show this date in your Contract.

Contract Value - The total amount attributable to a Contract at any time before annuity income payments begin.

Contract Year - A year that starts on the Contract Date or a Contract Anniversary and ends at the close of business on the day before the next Contract Anniversary.

Exchanges - Transfers of values among the Investment Options.

Funds - The mutual fund portfolios in which the Investment Options invest.

Investment Options - The Subaccounts of the Variable Account to which you may allocate Contract Value. Each Subaccount invests exclusively in the shares of one Fund.

Owner(s) - also "You" or "your" - The one or two persons who have the ownership rights and privileges under the Contract before the Annuity Date. In general, two people may purchase a Contract only if they are spouses.

Purchase Payment(s) - The amount(s) you invest in a Contract before any deduction for premium taxes. This term includes the Initial Purchase Payment in return for which we issue your Contract and any additional Purchase Payments you make later.

Subaccounts - The divisions of the Variable Account, each of which invests exclusively in the shares of one Fund.

Total Return - A measure of the investment performance for an Investment Option from one Valuation Period to the next.

Valuation Period - The period of time between one determination of the value of Accumulation Units to the next determination. We make determinations as of the close of business of the New York Stock Exchange (normally 4 p.m. Eastern Time) each day that the Exchange is open for trading.

Variable Account - Fidelity Investments Variable Annuity Account I.

You or you - The one or two persons who own a Contract. Once the Contract is issued, the Owner(s) may not be changed, except that if a Contract has one Owner at the time of issue, that Owner may add a second Owner. This may be done only once. You may not remove an Owner.

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Summary of the Contract

Purpose

This variable annuity Contract allows you, the Owner(s), to accumulate money on a tax-deferred basis before the Annuity Date. For Contracts owned by individuals, all Owners must be age 80 or younger, except that if the Contract is purchased in an exchange under section 1035 of the Internal Revenue Code all Owners must be age 85 or younger. For Contracts owned by revocable grantor trusts, the Annuitant must be age 80 or younger, except that if the Contract is purchased in an exchange under section 1035 of the Internal Revenue Code the Annuitant must be age 85 or younger. We designed the Contract to provide income for retirement or to meet other long-term goals.

You may invest in one or more of the 37 Investment Options available under the Contract. Each Investment Option invests exclusively in shares of one Fund. Values invested in the Investment Options may increase, decrease or stay the same. You bear the investment risk.

A Contract may be purchased with money from any source, but you should generally not purchase a Contract with money from a qualified plan or other tax-deferred account (except for a deferred annuity contract).

The Contract provides for fixed annuity income payments to the Annuitant(s) each month beginning on the Annuity Date. You select the Annuity Date and the Annuitant(s). You can change the Annuitant(s) before annuity income payments begin.

Before the Annuity Date, you may exchange all of your Contract Value to any immediate annuity contract we then offer. Currently, we offer Fidelity Income Advantage, a variable immediate annuity, and Fidelity Guaranteed Income Annuity, a fixed immediate annuity.

Minimum Initial and Additional Purchase Payment Amounts

To purchase a Contract, you must generally make an Initial Purchase Payment of at least $5,000. A smaller Initial Purchase Payment is available under some sponsored arrangements. Also, if you are purchasing a Contract by exchanging one or more annuity contracts or life insurance policies, you may purchase the Contract with a combination of (1) a check or other form of immediate payment of at least $250 and (2) assignment of your existing annuity contract or life insurance policy. The total value of the immediate payment and the existing annuity contract or life insurance policy must be at least $5,000.

We may limit the amount of any Purchase Payment or reject any Purchase Payment. We reserve the right to reject Purchase Payments made with cash-like instruments including, but not limited to money orders, cashier's checks, bank drafts, postal money orders and Traveler's Express international money orders.

Withdrawals

You may withdraw part or all of your Contract Value at any time before the Annuity Date. If you withdraw all of your Contract Value the Contract will end.

You may not make a partial withdrawal from a Contract that would reduce your Contract Value to less than $5,000. The Contract Value is before any deductions for any charges we may impose, any Fund short-term redemption fees, and any taxes withheld, so the amount you receive may be less than the amount you withdraw.

Certain withdrawals may be subject to a federal penalty tax as well as federal income tax. See Tax Considerations.

Termination

To help protect us against administrative expense risks, we include a provision in the Contracts that allows us to cancel smaller, inactive Contracts before the Annuity Date. If we cancel your Contract under this provision, we will pay you your Contract Value in a lump sum. We have the right to cancel your Contract if your Contract Value falls below $2,000 for any reason. We will give you 30 days' notice before canceling your Contract, during which you may make an additional Purchase Payment to bring your Contract Value to $2,000 or more. If you do not make such an additional Purchase Payment and your Contract Value remains below $2,000 at the end of the period, we will cancel your Contract and send your Contract Value to you in a lump sum. The $2,000 figure may be reduced for sponsored arrangements, and will always be lower than the minimum initial Purchase Payment under such an arrangement.

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Annuity Income

For a Contract issued to one Owner, we pay monthly fixed annuity income to the Annuitant(s) beginning on the Annuity Date if the Owner is still alive on the Annuity Date. For a Contract issued to two Owners, we pay monthly fixed annuity income if either (1) both the Owners are alive on the Annuity Date or (2) one Owner is still alive on the Annuity Date and the surviving Owner was the deceased Owner's spouse at the time of death and elected to continue the contract as his or her own. However, Owners have no rights once annuity income payments begin.

Income payments continue until all the Annuitants are no longer living, or for 120 monthly payments, whichever is longer. If there are two Annuitants when annuity income payments begin, payments will be made jointly to both Annuitants. If one Annuitant dies before the other, the remaining payments will be made solely to the surviving Annuitant. If there is one Annuitant receiving annuity income and that Annuitant dies before 120 monthly payments are made, the remaining payments will be made to that Annuitant's estate.

Death Of Owner(s)

If all the Owners die before the Annuity Date, then at the close of the Valuation Period in which we receive due proof of death of the last surviving Owner, we will transfer any portion of the Contract Value that is in the other Investment Options to the Money Market Investment Option. See Automatic Transfer to Money Market Investment Option Upon Due Proof Of Death.

Once we have determined the number of Beneficiaries who will share in the Contract Value, a Beneficiary who has returned all required documentation to us (including tax withholding and other forms) will be able to transfer his or her share of the Contract Value among the Investment Options. If the Contract Value for any one Beneficiary is less than $5,000, then we will send that Beneficiary their entire portion of the Contract Value as soon as we have received all required documentation. See Required Distributions On Death of Owner. .

Required Distributions on Death of Owner

If any Owner dies before the Annuity Date, the Contract must be distributed according to the requirements of the Code in order for the Contract to qualify as an annuity for tax purposes.

Accordingly, we will not make annuity income payments to the Annuitants even if the Contract Value has not been distributed by the Annuity Date unless (1) the Contract was owned jointly by spouses, and (2) the surviving spouse elected to continue the Contract as his or her own. See Required Distributions On Death of Owner. .

Surviving Owner

If a Contract has two Owners and one Owner dies, the surviving Owner, not the Beneficiary(ies), has the right to the Contract Value. If all the Owners die before the Annuity Date, then the Beneficiary(ies) have the right to the Contract Value.

A surviving spouse who is the surviving Owner will be able to continue the Contract as his or her own and will be treated as having been the sole Owner from the Contract Date, except that he or she will not be able to add a second Owner. Such a surviving spouse will be able to change the Annuity Date to a date as late as the first day of the month following his or her 90th birthday. Otherwise the Contract Value must be distributed in accordance with the applicable provisions of the Code. See Required Distributions on Death of Owner.

Charges

You will incur the following charges in connection with the Contracts.

(1) Mortality and Expense Risk Charge. We assess a daily charge against each Contract's assets at an annual rate of 0.20%.

(2) Administrative Charge. We assess a daily charge against each Contract's assets at an annual rate of 0.05%.

(3) Premium Taxes. We impose a charge equal to any premium taxes we are required to pay. Generally we impose the charge at the time we are required to pay the tax. In most states the charge is imposed on the Annuity Date. In some states it is imposed when Purchase Payments are made. See Charges.

(4) Funds' Expenses. The portfolios in the Funds pay monthly management fees and other expenses. See the prospectuses for the Funds for discussions of expenses.

(5) Charges for Fund Short-Term Redemption Fees. Some Funds impose a 1% short-term redemption fee on interests held in the corresponding Investment Option for less than 60 days. The fee applies both to amounts withdrawn from the Contract and to amounts transferred to another Investment Option. The Funds that impose this fee are: Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Services Portfolio, Health Care Portfolio, International Capital Appreciation Portfolio, Natural Resources Portfolio, Overseas Portfolio, Technology Portfolio, and Telecommunications & Utilities Growth Portfolio. Any short-term redemption fees are retained by the Funds and are part of the Funds' assets.

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(6) Charge for Exchanging Among Investment Options. We reserve the right to charge you if you make Exchanges among the Investment Options on more than six days during a calendar year. The charge will be not more than $15 for each additional day on which you make an Exchange.

(7) Other Taxes. We reserve the right to charge for any other taxes (in addition to premium taxes) that we may have to pay. See FILI's Taxes.

For further information about fees and expenses generally, see Charges.

FILI or its insurance agency affiliate receives annual compensation of up to 0.40% of assets allocated to the underlying mutual funds, for customer service, distribution and recordkeeping services with respect to those assets. This compensation is received from the funds' advisors or their affiliates. These payments are not contract charges, and do not increase the fund or contract charges described in this section or in the fee table.

Free Look Period

You have the right to cancel the purchase of your Contract for at least ten days after you receive it. We assume it will take five days from the day we mail the Contract until you receive it. This is called the "Free Look Period". The time you have to return your Contract may be longer, depending on the state where you purchase the Contract and other factors.

Some states allow us to refund your Contract Value plus any deductions made for premium taxes. Other states require that we return at least your Purchase Payments less any withdrawals for at least a portion of the Free Look Period.

If state law requires that we return at least the amount of your Purchase Payment, then any money you allocate to the Investment Options will be invested entirely in the Money Market Investment Option for so long as this requirement applies. Then we will transfer your Contract Value to the other Investment Options in accordance with your most recent allocation instructions. Together with your Contract, we will send you a letter containing the date on which your Free Look Period ends.

If state law requires that we return an amount based on your Contract Value, then money you allocate to the Investment Options will be invested in your selected Investment Options beginning on the Contract Date.

See Free Look Privilege.

Important

The summary above provides only an overview of the more significant aspects of a Contract. You can find more detailed information in the rest of this Prospectus and in your Contract. Your Contract is the entire agreement between us and you, and you should retain your Contract.

FEE TABLE

The following tables describe the fees and expenses that you will pay while you own your Contract. The first table describes the fees and expenses you will pay at the time you buy the contract or transfer cash value between investment options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses	Current Charge	Maximum Charge
Exchange Fee	None	$15.00A

A Although we do not currently intend to charge for Exchanges, we reserve the right to charge no more than $15.00 for each transfer in excess of six per Contract year.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Separate Account Annual Expenses (as a percentage of average account value)	Maximum Charge
Mortality and Expense Risk Charge	0.20%
Administrative Charge	0.05%
Total Separate Account Annual Fees	0.25%

The next table describes the fees and expenses associated with the Funds that you will pay periodically during the time that you own a Contract. The table shows the minimum and maximum fees and expenses charged by any of the Funds. More detail concerning each Fund's fees and expenses is contained in its prospectus.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from Fund's assets including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	3.06%

Some Funds impose a 1% short-term redemption fee on interests held in the corresponding Investment Option for less than 60 days. The fee applies both to amounts withdrawn from the Contract and to amounts transferred to another Investment Option. The Funds that impose this fee are: Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Services Portfolio, Health Care Portfolio, International Capital Appreciation Portfolio, Natural Resources Portfolio, Overseas Portfolio Portfolio, Technology Portfolio, and Telecommunications & Utilities Growth Portfolio. Any short-term redemption fees are retained by the Funds and are part of the Funds' assets.

For more details about the fee, please see "Certain Funds Impose a Short-Term Redemption Fee". The annual operating expenses provided are based on estimated expenses.

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.

The example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown immediately below, regardless of whether you annuitize, make a full withdrawal, or continue your contract at the end of each of the time periods shown:

1 year	3 years	5 years	10 years
$334	$1,018	$1,726	$3,604

Facts About FILI, The Variable Account, And The Funds

FILI

FILI is a stock life insurance company organized in 1981 and existing under the laws of the State of Utah. FILI is part of Fidelity Investments, a group of companies that provides a variety of financial services and products. FILI is a wholly-owned subsidiary of FMR Corp., the parent company of the Fidelity Investments companies. Edward C. Johnson 3d, the Johnson family members, and various key employees of FMR Corp. own the voting common stock of FMR Corp. FILI's financial statements appear in the Statement of Additional Information. Our principal executive offices are located at 82 Devonshire Street, Boston, Massachusetts 02109. The address for our Annuity Service Center is P.O. Box 770001, Cincinnati OH 45277-0050.

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THE VARIABLE ACCOUNT

Fidelity Investments Variable Annuity Account I is a separate investment account of FILI established on July 22, 1987. It is used to support the variable annuity contract described herein and other forms of variable annuity contracts issued by FILI, and for other purposes permitted by law.

The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

We are the legal owner of the assets in the Variable Account. As required by law, however, the assets of the Variable Account are kept separate from our general account assets and from any other separate accounts we may have, and may not be charged with liabilities from any other business we conduct. The assets in the Variable Account will always be at least equal to the reserves and other liabilities of the Variable Account. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Contracts.

FINANCIAL STATEMENTS

Financial statements for FILI appear in the Statement of Additional Information ("SAI"). The Financial Statements for the Variable Account do not appear in the Statement of Additional Information because as of the date of this prospectus no Contracts have been issued.

THE FUNDS

There are currently 37 Investment Options in the Variable Account. Each Investment Option invests exclusively in a single Fund. Each Fund is part of a trust that is registered with the SEC as an open-end management investment company under the 1940 Act. This registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC. Each Fund's assets are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are different from those of the other Funds. Thus, each Fund operates as a separate investment fund, and the income and losses of one Fund have no effect on the investment performance of any other Fund.

The following table describes the Funds' investment objective and lists each Fund's investment adviser or principal sub-adviser. This information is just a summary for each underlying Fund. There is, of course, no assurance that any Fund will meet its investment objective. You should read the Fund's prospectus for more information about that particular Fund. Each Investment Option, except for VIP Index 500, invests in Investor Class shares of each Fund. VIP Index 500 invests in Initial class shares of VIP Index 500 fund.

Fund	Investment Objective	Investment Adviser or any Sub-Adviser
FIDELITY
VIP Money Market	Seeks high level of current income consistent with the preservation of capital and liquidity	Fidelity Management & Research Company
VIP Aggressive Growth	Seeks capital appreciation	Fidelity Management & Research Company
VIP International Capital Appreciation	Seeks capital appreciation	Fidelity Management & Research Company
VIP Growth Stock	Seeks capital appreciation	Fidelity Management & Research Company
VIP Value	Seeks capital appreciation	Fidelity Management & Research Company
VIP Value Leaders	Seeks capital appreciation	Fidelity Management & Research Company
VIP Investor Freedomsm 2005	Seeks high total return with a secondary objective of principal preservation	Strategic Advisers, Inc.
VIP Investor Freedomsm 2010	Seeks high total return with a secondary objective of principal preservation	Strategic Advisers, Inc.
VIP Investor Freedomsm 2015	Seeks high total return with a secondary objective of principal preservation	Strategic Advisers, Inc.
VIP Investor Freedomsm 2020	Seeks high total return with a secondary objective of principal preservation	Strategic Advisers, Inc.
VIP Investor Freedomsm 2025	Seeks high total return with a secondary objective of principal preservation	Strategic Advisers, Inc.
VIP Investor Freedomsm 2030	Seeks high total return with a secondary objective of principal preservation	Strategic Advisers, Inc.
VIP Investor Freedom Incomesm	Seeks high current income with preservation of principal.	Strategic Advisers, Inc.
VIP Asset ManagerSM	Seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments	Fidelity Management & Research Company
VIP Asset Manager: GrowthR	Seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments	Fidelity Management & Research Company
VIP Dynamic Capital Appreciation	Seeks capital appreciation.	Fidelity Management & Research Company
VIP Overseas	Seeks long-term growth of capital	Fidelity Management & Research Company
VIP Real Estate	Seeks above average income and long-term capital growth, consistent with reasonable investment risk. The funds seeks to provide a yield that exceeds the composite yield of the S&P 500®.	Fidelity Management & Research Company
VIP Strategic Income	Seeks a high level of current income. The fund may also seek capital appreciation.	Fidelity Management & Research Company
VIP Value Strategies	Seeks capital appreciation	Fidelity Management & Research Company
VIP Equity-Income	Seeks reasonable income while also considering capital appreciation	Fidelity Management & Research Company
VIP Growth	Seeks to achieve capital appreciation	Fidelity Management & Research Company
VIP High Income	Seeks a high level of current income, while also considering growth of capital.	Fidelity Management & Research Company
VIP Investment Grade Bond	Seeks high level of current income as is consistent with the preservation of capital	Fidelity Management & Research Company
VIP Index 500	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.	Geode Capital Management, LLC
VIP Contrafund®	Seeks long-term capital appreciation	Fidelity Management & Research Company
VIP Growth & Income	Seeks high total return through a combination of current income and capital appreciation	Fidelity Management & Research Company
VIP Growth Opportunities	Seeks to provide capital growth	Fidelity Management & Research Company
VIP Balanced	Seeks both income and capital growth	Fidelity Management & Research Company
VIP Mid Cap	Seeks long-term growth of capital	Fidelity Management & Research Company
VIP Consumer Industries	Seeks capital appreciation	Fidelity Management & Research Company
VIP Cyclical Industries	Seeks capital appreciation	Fidelity Management & Research Company
VIP Financial Services	Seeks capital appreciation	Fidelity Management & Research Company
VIP Health Care	Seeks capital appreciation	Fidelity Management & Research Company
VIP Natural Resources	Seeks capital appreciation	Fidelity Management & Research Company
VIP Technology	Seeks capital appreciation	Fidelity Management & Research Company
VIP Telecommunications & Utilities Growth	Seeks capital appreciation	Fidelity Management & Research Company

Important: You will find more complete information about the Funds, including the risks associated with each Fund, in their respective prospectuses. You should read them in conjunction with this prospectus. You can obtain a prospectus for any underlying Fund by calling 800-544-2442.

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Facts About the Contract

PURCHASE OF A CONTRACT

We offer the Contracts only in states in which we have obtained the necessary approval. You must complete an application to purchase any Contract.

You may purchase a Contract with money from any source, but you should generally not purchase a Contract with money from a plan qualified under section 401(a) of the Code, a 403(b) mutual fund account or a 403(b) tax sheltered annuity, a governmental 457(b) plan or an IRA.

To purchase a Contract, you must generally make an Initial Purchase Payment of at least $5,000. A smaller Initial Purchase Payment is available under some sponsored arrangements. Also, if you are purchasing a Contract by exchanging one or more annuity contracts or life insurance policies, you may purchase the Contract with a combination of (1) a check or other form of immediate payment of at least $250 and (2) assignment of your existing annuity contract or life insurance policy. The total value of the immediate payment and the existing annuity contract or life insurance policy must be at least $5,000. For Contracts owned by individuals, all Owners must be age 80 or younger, except that if the Contract is purchased in an exchange under section 1035 of the Internal Revenue Code all Owners must be age 85 or younger. For Contracts owned by revocable grantor trusts, the Annuitant must be age 80 or younger, except that if the Contract is purchased in an exchange under section 1035 of the Internal Revenue Code the Annuitant must be age 85 or younger.

  Application and Initial Purchase Payment

Once we receive your completed application in a form acceptable to us, we will apply the Initial Purchase Payment to the purchase of a Contract within two business days after we receive the application and Initial Purchase Payment at our Annuity Service Center. The address of our Annuity Service Center is P.O. Box 770001, Cincinnati, OH 45277-0050. The date that we credit your Initial Purchase Payment and your Contract becomes effective is called the Contract Date.

If we receive an incomplete application, or one that is not in an acceptable form, we will request the information needed to complete the application. If your application remains incomplete or otherwise unacceptable for five business days, we will return your Initial Purchase Payment unless we obtain your specific permission to retain it pending completion or revision of your application.

  Additional Purchase Payments

You may add money to a Contract before the Annuity Date if all the Owners are still living. The smallest additional Purchase Payment we will accept is generally $250. If your Contract is issued to two Owners and one Owner dies before the Annuity Date, we will not accept additional Purchase Payments unless the surviving Owner was the spouse of the deceased Owner at the time of death and elected to continue the Contract as his or her own.

You may also make regular monthly additional Purchase Payments of at least $100 by authorizing your bank to make regular transfers to us from your checking or savings account, or by authorizing regular transfers from your Fidelity Investments brokerage account. See Automatic Annuity Builder. We may also offer Contracts with lower minimum payment requirements to individuals under certain sponsored arrangements that meet our eligibility requirements. See Special Provisions Applicable to Sales Under Sponsored Arrangements.

You may make a telephone, mail or Internet request to make an additional Purchase Payment of $100,000 or less by moving money from your Fidelity mutual fund or Fidelity brokerage "core" account, or other eligible Fidelity Investments account. You may also move money from your bank account if you have previously provided us with the necessary information about the account in connection with participation in the Systematic Withdrawal Program or Automatic Annuity Builder. See Systematic Withdrawal Program and Automatic Annuity Builder. To make an additional Purchase Payment of more than $100,000 from another account you must do so in writing. Any account from which money is to be transferred must have a registration identical to that of your Contract, or must be from an account in your name individually.

An additional Purchase Payment that you invest in any Investment Option(s) will be credited to your contract based on the next computed Accumulation Unit Value(s) for those Investment Option(s) after we receive your payment at our Annuity Service Center. See Accumulation Units.

We reserve the right to reject Purchase Payments made with cash-like instruments including, but not limited to money orders, cashier's checks, bank drafts, postal money orders and Traveler's Express international money orders.

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  Purchase Payments Made With Returned Checks Or Unfunded Electronic Funds Transfers

If you make a Purchase Payment with a check that is returned to us unpaid due to insufficient funds or for any other reason, or if your Purchase Payment is made by an electronic funds transfer that is later reversed due to lack of funds in the bank account from which the transfer was made or for any other reason, we will (1) reverse the transaction; and (2) if the reversal results in a loss of more than $1,000 to us, redeem a sufficient number of Accumulation Units from the Investment Options at the current Accumulation Unit Values to provide us with an amount equal to the loss. Money will be taken proportionately from all of the Investment Options in which you are invested. If there is not sufficient value in the Investment Options we may take legal action against you to recover any remaining losses we have incurred.

Any redemption we make under this provision may result in a taxable event to you, just as for any other withdrawal.

FREE LOOK PRIVILEGE

The law of the state in which your Contract is issued or delivered provides you with the right to cancel the purchase of your Contract for a limited period of time. The period varies by state, but is never less than ten days from the day you receive your Contract. We assume it will take five days from the day we mail the Contract until you receive it.

In some states the length of the Free Look Period may be different depending on the source of funds, the age of the purchaser, or for some other reason. Free look information for your Contract will be stated on the Contract's cover page.

If state law requires that we return your Purchase Payments without adjustment for investment experience during all or a portion of the Free Look Period, then during this period you will be invested in the Money Market Investment Option. At the close of the Valuation Period in which this period expires, we will transfer to the other Investment Options in accordance with your most recent allocation instructions. If state law requires that we return an amount based on your Contract Value, then you will be invested in your selected Investment Options beginning on the Contract Date. Together with your Contract, we will send you a letter containing the date on which your Free Look Period ends.

To cancel the purchase of your Contract, return the Contract to our Annuity Service Center before the end of the Free Look Period, together with a written cancellation request. You may not do this by telephone, fax or through the Internet. Depending on applicable state and federal law, we will promptly pay you either your Contract Value plus any deductions made for premium taxes, or your Purchase Payments less any withdrawals.

INVESTMENT ALLOCATION OF YOUR PURCHASE PAYMENT

You choose how to allocate your Purchase Payments among the Investment Options and the percentage to be allocated to each.

For the Initial Purchase Payment, you choose the allocation on the application. Depending on the state in which your Contract is delivered, amounts may be invested solely in the Money Market Investment Option for a short period of time after the Contract Date. Then we will transfer to the other Investment Options in accordance with your most recent allocation instructions. See Free Look Privilege above.

For any additional Purchase Payment, you may send written allocation instructions to us at our Annuity Service Center. You may also provide instructions through our website, www.fidelity.com, but only if they are in accordance with our then current rules. We do not accept instructions by fax. You may indicate whether your allocation instructions apply (1) only to the current additional Purchase Payment or (2) to the current additional Purchase Payment and all future additional Purchase Payments. If you do not indicate that your instructions apply to all future additional Purchase Payments then we will apply them only to the current additional Purchase Payment.

Instructions may be expressed in dollars or in percentages. All instructions must be in whole numbers, not decimals or fractions. If you give us instructions that in our judgment are unclear or incomplete, your Purchase Payment and any future Purchase Payments to which those instructions apply will be allocated to the Money Market Investment Option until we receive instructions that are clear and complete. Instructions may be unclear or incomplete if percentage allocations do not total 100% or for some other reason. In the case of incomplete or unclear instructions, we will not be responsible for changes in unit values or for lost market opportunities.

At the time any Purchase Payment is invested in an Investment Option, we credit a number of Accumulation Units to your Contract based on each Investment Option's current Accumulation Unit Value.

You should verify the accuracy of your transaction confirmations and statements immediately after you receive them. If you find a discrepancy with regard to a particular transaction you should notify the Annuity Service Center promptly. We will not be responsible for losses unless you notify us within ten calendar days from the first time we mail a confirmation or statement with details of the transaction.

FPRA

MAKING EXCHANGES AMONG INVESTMENT OPTIONS

  In General

Before the Annuity Date, you may make transfers of money ("Exchanges") among the Investment Options by sending us instructions in writing, by calling us, or by using our Internet website. We do not accept instructions by fax or electronic mail. Firms or individuals making telephone exchange requests on behalf of multiple Contract owners may be required to provide additional information about those requests by other means, including via fax or a web site.

We do not currently impose any charges when you make an Exchange but we reserve the right to impose a charge if you make Exchanges on more than six days during a calendar year.

Excessive Exchanges can disrupt the ability of a Fund to achieve its investment objective and increase the Fund's expenses. We reserve the right to limit the number of days on which you can make Exchanges, but you will always be able to make Exchanges on at least five days each calendar year.

Your request to make an Exchange may be expressed in terms of dollars, such as a request to move $5,000 from one Investment Option to another. You may also request a percentage reallocation among Investment Options. Percentage requests must be made in whole numbers. You cannot move less than $250 from any Investment Option except that if you have less than $250 in an Investment Option you may move the entire amount.

  Making Exchanges by Telephone or Internet

Currently you may make Exchanges by telephone and/or Internet on up to 18 days in each calendar year. You may make Exchanges on additional days only by a letter to our Annuity Service Center.

We reserve the right to revise or terminate your ability to make Exchanges by telephone or through the Internet. We also reserve the right to limit the amount of any telephone or Internet Exchange or to reject any telephone or Internet Exchange.

We will not be responsible for any losses resulting from unauthorized telephone or Internet Exchanges if we follow reasonable procedures designed to verify the identity of the caller or Internet user. We may record telephone calls. You should verify the accuracy of your Exchanges by checking the confirmations and statements we send to you as soon as you receive them. Notify the Annuity Service Center immediately if you find any discrepancies. We will not be responsible for losses unless you notify us within ten calendar days from the first time we mail a confirmation or statement containing details of the transaction.

  Effective Date of Exchanges Among Investment Options

Any redemption from an Investment Option that is part of an Exchange among Investment Options will be effected as of the end of the Valuation Period in which we receive the request at our Annuity Service Center, or receive it by telephone or through the Internet. Generally the purchase of Accumulation Units in other Investment Options with the proceeds of the redemption will occur at the same time. However, if your Exchange involves (1) moving from an Investment Option that invests in an equity Fund that is in an illiquid position due to substantial redemptions or exchanges that require it to sell portfolio securities in order to make funds available, and (2) moving to an Investment Option that invests in a Fund that accrues dividends on a daily basis and requires federal funds before accepting a purchase order, then there may be a delay in crediting the amount that is moving to the new Investment Option. The delay will last until the Investment Option from which the Exchange is being made obtains liquidity, or for seven days, whichever is shorter. During this period, the amount to be transferred from the illiquid Investment Option will be uninvested.

  Market Timing

Some Owners use firms or individuals who engage in market timing. Such firms or individuals usually obtain authorization from Owners to make Exchanges among the Investment Options on the basis of perceived market trends. Large Exchanges resulting from market timing activity may disrupt the management of the Funds and become a detriment to other Owners.

To protect Owners not engaging in market timing, we reserve the right to reject Exchanges communicated to us by anyone acting under a power of attorney on behalf of more than one Owner. We also reserve the right to reject Exchange instructions we receive from anyone that any Owner has authorized to make multiple Exchanges. We will exercise these rights only if we believe that doing so will prevent harm to other Owners.

  Short-Term Trading Risk

Frequent Exchanges among Investment Options by Contract Owners can reduce the long-term returns of the Funds. The reduced returns could adversely affect the owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the Fund. Frequent Exchanges may reduce a Fund's performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the Fund's net asset value.

FPRA

The Funds are also available in products issued by other insurance companies. There is a significant risk that short-term trading in the Funds may go undetected. The Funds themselves generally cannot detect individual contract owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the Funds are dependent in large part on the rights, ability and willingness of all participating insurance companies to detect and deter short-term trading by contract owners.

As outlined below, FILI has adopted policies regarding frequent trading, but can provide no assurance that other insurance companies using the same mutual funds have adopted comparable procedures. There is also the risk that these policies and procedures concerning short-term trading will prove ineffective in whole or in part to detect or prevent frequent trading. Please review the Funds' prospectuses for specific information about the Funds' short-term trading policies and risks.

  Effective Date of Exchanges Among Variable Subaccounts

When you exchange among the variable Subaccounts, we will redeem shares of the appropriate Portfolios at their prices as of the end of the current Valuation Period. Generally, we will credit any Subaccount you transfer to at the same time.

However, we may wait to credit the amount to a new Subaccount until a Subaccount you exchange from becomes liquid. This will happen only if (1) the Subaccount you exchange to invests in a Portfolio that accrues dividends on a daily basis and requires Federal funds before accepting a purchase order, and (2) the Subaccount you exchange from is investing in an equity Portfolio in an illiquid position due to substantial redemptions or exchanges that require it to sell Portfolio securities in order to make funds available.

The Subaccount you exchange from will be liquid when it receives proceeds from sales of Portfolio securities, the purchase of new Contracts, or otherwise. During any period that we wait to credit a Subaccount for this reason, the amount you exchange will be uninvested. After seven days the exchange will be made even if the Investment Option you exchange from is not liquid.

  FILI Policies Regarding Frequent Trading

FILI does not authorize market timing. FILI has adopted policies and procedures designed to discourage frequent Exchanges as described below. If requested by a Fund, FILI will consider additional steps to discourage frequent Exchanges in that Fund, not inconsistent with the policies and procedures described below.

Contract Owners who engage in frequent Exchanges may be subjected to temporary or permanent restrictions on future purchases or Exchanges in a Fund. Further, Contract Owners who have engaged in frequent trading in the Funds, or in other mutual funds managed by FMR, may be subjected to temporary or permanent restrictions on purchases or exchanges in those funds. FILI may alter its policies, in any manner not inconsistent with the terms of the Contract, at any time without notice to Owners.

Although there is no minimum holding period and Contract Owners can make withdrawals or Exchanges out of any Investment Option at any time, Contract Owners may ordinarily comply with FILI's policies regarding frequent trading by allowing 90 days to pass after each purchase or allocation into an Investment Option before they withdraw or make an Exchange out of that Investment Option.

In addition, each Fund reserves the right to reject the Variable Account's entire purchase or exchange transaction at any time, which would make FILI unable to execute Contract Owner purchase, withdrawal or exchange transactions involving that Fund on that trading day. FILI's policies and procedures are separate and independent from any policies and procedures of the Funds, and do not guarantee that the Funds will not reject orders placed by the Variable Account.

Frequent Trading Monitoring and Restriction Procedures. FILI has adopted policies and procedures related to Exchanges among Investment Options that are set out below. Frequent trading activity is measured by the number of roundtrip transactions by an Owner. A roundtrip transaction occurs when an Owner makes an allocation or Exchange into an Investment Option followed by a withdrawal or Exchange out of the same Investment Option within 30 days. Owners are limited to one roundtrip transaction per Investment Option within any rolling 90 day period, subject to an overall limit of four roundtrip transactions in the Contract over a rolling 12 month period.

Owners with two or more roundtrip transactions in one Investment Option within a rolling 90 day period will be blocked from making additional allocations or exchanges into that Investment Option, through any means, for 85 days.

In addition, Owners who complete a fourth (or higher) roundtrip transaction within any rolling 12 month period, at least two of which are completed on different business days, will have a U.S. Mail-Only Trade Restriction imposed on all contracts/policies they own that are issued by FILI or its affiliates. This rule will apply even if the four or more round trips occur in two or more different Investment Options. This restriction will stay in effect for 12 months. If the Owner makes another round trip in a contract that is currently subject to a U.S. Mail-Only Trade Restriction, then the U.S. Mail-Only Trade Restriction period (12 months) is restarted and all purchase transactions will be permanently blocked in the violated Investment Option across all contracts with common ownership.

FPRA

FILI further reserves the right to reject specific transactions or impose restrictions as described above in respect of any Contract owned or controlled commonly with a Contract subject to the above restrictions, or in respect of any Contract owned or controlled commonly by a person who is the subject of a complex-wide block by the mutual funds managed by FMR.

Exceptions. FILI has approved the following exceptions to the frequent trading policy:

(1) Transactions in the Money Market Investment Option;

(2) Dollar Cost Averaging, Automatic Rebalancing, Automatic Annuity Builder and annuity payments will not count toward an Investment Option's roundtrip limits;

(3) FILI may suspend the frequent trading policy and make exceptions to the policy for transactions made during periods of severe market turbulence or national emergency. There is no assurance that FILI will do so or that, if it does so, the underlying mutual funds will make any necessary exceptions to their frequent trading policies.

No other exceptions will be allowed. The frequent trading procedures will be applied consistently to all Owners.

ACCUMULATION UNITS

When a Purchase Payment is invested in an Investment Option we credit a number of Accumulation Units to your Contract. An Accumulation Unit is a unit of measure used before the Annuity Date to calculate the value of your Contract in the Investment Option. The Accumulation Unit Value for an Investment Option is the value of one Accumulation Unit of that Investment Option at a particular time.

We determine the number of Accumulation Units to credit by dividing the dollar amount allocated to an Investment Option by the value of one Accumulation Unit for that Investment Option as of the end of the Valuation Period in which the Purchase Payment is received at our Annuity Service Center. The value of each Investment Option's Accumulation Units changes with the Total Return of the Investment Option each day that there is trading on the New York Stock Exchange. The Total Return reflects the investment performance of the Investment Option for the Valuation Period and is net of the asset charges to the Investment Option. See Total Return for an Investment Option.

WITHDRAWALS

Any time before the Annuity Date, you may make a complete withdrawal of your entire Contract Value. We will send you the Contract Value less any taxes withheld and any applicable Fund short-term redemption fee. You must send us written instructions from all the Owners to make a complete withdrawal. Your Contract will terminate once the withdrawal has been processed.

You may also make partial withdrawals of $500 or more before the Annuity Date. You may not make a partial withdrawal that would reduce your Contract Value to less than $5,000.

If you request a partial withdrawal in an amount that is less than the total you have in all the Investment Options, you may choose the dollar amount or percentage to be withdrawn from each Investment Option. If you do not specify where we should take the money for a partial withdrawal, we will take it proportionately from all the Investment Options.

You may request partial withdrawals by sending a letter to the Annuity Service Center or calling us there. Withdrawals by telephone are limited as follows: (1) no withdrawal may be for more than $100,000; (2) total telephone withdrawals in a seven day period cannot total more than $100,000; and (3) if we have recorded an address change for an Owner during the past 15 days, the limits in (1) and (2) become $10,000. We reserve the right to change telephone withdrawal requirements or limitations.

For jointly owned Contracts, all checks will be made payable to both Owners. You may have the money transferred to your Fidelity Investments brokerage or mutual fund account. You may have the money transferred to your bank account if you have previously provided us with the necessary information about the account in connection with participation in the Systematic Withdrawal program or Automatic Annuity Builder. All Owners must also appear as owners of the Fidelity Investments account or bank account.

Some withdrawals are subject to a federal penalty tax equal to 10% of the gain withdrawn. See Tax Considerations.

We will normally pay you the net amount of any complete or partial withdrawal within seven days after we receive the withdrawal request at the Annuity Service Center. The net amount is the amount of the withdrawal less any taxes withheld and any applicable Fund short-term redemption fee.

We may defer payment from the Investment Options for longer than seven days under certain limited circumstances. See Postponement of Payment.

FPRA

SYSTEMATIC WITHDRAWAL PROGRAM

You may use our Systematic Withdrawal Program form to elect to take periodic withdrawals of at least $100 on a monthly, quarterly, semi-annual or annual basis. Your Contract Value must be at least $10,000 to begin this program. Withdrawals under the program will be taken from the Investment Options in accordance with FILI's administrative rules, which we may change from time to time. Currently, withdrawals under the program will be taken proportionately from all the Investment Options.

If a systematic withdrawal would bring the Contract Value below $5,000, the systematic withdrawal will be made only for the amount that will reduce the Contract Value to $5,000, and the systematic withdrawal option will automatically terminate.

You may select any day of the month from the 1st to the 28th as the day your Systematic Withdrawal Program transactions will take place each period. If the New York Stock Exchange is not open on the scheduled day in a particular month, the withdrawal will take place on the next day the New York Stock Exchange is open for trading.

Each systematic withdrawal is subject to Fund short-term redemption fees and federal income taxes, including any penalty tax that may apply, the same as for any other withdrawal. We reserve the right to modify or discontinue the Systematic Withdrawal Program.

POSTPONEMENT OF PAYMENT

In conformity with the Investment Company Act of 1940, we will generally pay any withdrawal within seven days after we receive the request. We may delay payment if (a) the disposal or valuation of the assets in an Investment Option is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (b) the SEC by order permits the postponement of payment to protect our Owners.

We will generally send: (1) any withdrawal amount on the first business day after the end of the Valuation Period during which we receive the withdrawal request; (2) each annuity income payment on the first business day after the Annuity Income Date; and (3) any lump sum distributions to Beneficiaries within seven days of the day we receive proper notice.

SIGNATURE GUARANTEE OR CUSTOMER AUTHENTICATION

Certain requests may require a signature guarantee or customer authentication. A signature guarantee or customer authentication is designed to protect you and us from fraud. Your request must be in writing and may require a signature guarantee if any of the following situations apply:

1. Loss of account ownership;

2. Any circumstances where we deem it necessary for your protection.

You should be able to obtain a signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. A customer authentication can be obtained only at a Fidelity Investments Investor Center.

CHARGES

The following are all the charges we make under your Contract.

(1) Mortality and Expense Risk Charge. We assess a daily charge against each Contract's assets at an annual rate of 0.20%. The risks we bear are mortality and expense risks.

We bear the mortality risk under a Contract, which is that Annuitants who receive annuity income payments guaranteed to last for their lifetimes will live longer than we project.

The expense risk we bear is the risk that the costs of issuing and administering the Contracts will be greater than we can collect through the Administrative Charge.

(2) Administrative Charge. We assess a daily charge against each Contract's assets at an annual rate of 0.05%. The administrative charge compensates us for the expenses we incur in administering the Contracts. These expenses include the cost of issuing the Contract, making electronic funds transfers to your bank account or issuing checks, maintaining necessary systems and records, and providing reports. These expenses are covered by a daily administrative charge. We guarantee this charge will never increase.

(3) Premium Taxes. We deduct a charge equal to any premium taxes we are required to pay in connection with your Contract. In many states premium taxes are not imposed in connection with the Contracts. In some states a premium tax applies only on the Annuity Date. Currently, only Maine, South Dakota and Wyoming require us to pay a premium tax before the Annuity Date. In these states the premium tax applies to each Purchase Payment for a Contract. State premium taxes currently range from 0% to 3.5%.

FPRA

(4) Funds' Expenses. The expenses and charges incurred by the Funds are described in their respective prospectuses.

(5) Fund Short-Term Redemption Fees and Expenses. Eight Investment Options invest in Funds that impose a short-term redemption fee. See Certain Funds Impose a Short-Term Redemption Fee. Any short-term redemption fees are retained by the Funds and are part of the Funds' assets. In addition, the Funds are subject to investment management fees and other expenses. See the prospectuses for the Funds for discussions of their expenses and fees.

(6) Charge for Exchanging Among Investment Options. We reserve the right to charge you if you make Exchanges among the Investment Options on more than six days during a calendar year. The charge will be not more than $15 for each additional day on which you make an Exchange. If your only Exchange on a given day results from Dollar Cost Averaging or Automatic Rebalancing, or because of a transfer from the Money Market Investment Option at the end of the Free Look Period, this will not count against the six day limit.

(7) Other Taxes. We reserve the right to charge for any other taxes (in addition to premium taxes) that we may have to pay. See FILI's Taxes.

FILI or its insurance agency affiliate receives annual compensation of up to 0.40% of assets allocated to the underlying mutual funds, for customer service, distribution and recordkeeping services with respect to those assets. This compensation is received from the funds' advisors or their affiliates. These payments are not contract charges, and do not increase the fund or contract charges described in this section or in the fee table.

CERTAIN PORTFOLIOS IMPOSE A SHORT TERM REDEMPTION FEE

Nine Investment Options invest in Funds that impose a short-term redemption fee. Any short-term redemption fees that we pay are retained by the Funds and are part of the Funds' assets. The nine Funds that impose this fee are: Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Services Portfolio, Health Care Portfolio, International Capital Appreciation Portfolio, Natural Resources Portfolio, Overseas Portfolio, Technology Portfolio and Telecommunications & Utilities Growth Portfolio.

An Owner who chooses to redeem an interest in an Investment Option that invests in a Fund that charges a redemption fee will be subject to a 1.0% Fund short-term redemption fee if and to the extent the interest in the Investment Option has been held for less than 60 days. For this purpose, interests held longest will be treated as being redeemed first and interests held shortest as being redeemed last.

Redemption from a particular Investment Option occurs when you withdraw money from your Contract from that Investment Option or transfer from that Investment Option to another Investment Option. The fee will apply to all redemptions you request. The fee applies both to one time transactions and to periodic transactions such as Automatic Rebalancing.

Here are two examples to help you understand the application of the fee.

Example 1: On Day One, you purchase 100 units of an Investment Option that invests in a Fund that imposes a short-term redemption fee. On Day 58, you redeem 50 units from the Investment Option, when the value of those units is $500.

The fee applies to the entire amount redeemed. The fee is $5 (1% of $500).

Example 2: On Day One, you purchase 100 units in an Investment Option that invests in a Fund that imposes a short-term redemption fee. On Day 58 you purchase an additional 50 units of the same Investment Option. On Day 65 you redeem 125 units of that Investment Option at $10 each.

The first step is to determine which units are redeemed. Using the first in, first out rule, all 100 units purchased on Day One are redeemed, and 25 of the 50 units purchased on Day 58 are redeemed. The 100 units purchase on Day One are not subject to the redemption fee because they have been held for 60 days or longer, but the 25 units purchased on Day 58 are subject to the fee because they have been held for less than 60 days. The value of the units subject to the redemption fee is $250 (25 units at $10 each), so the fee is $2.50 (1% of $250).

AUTOMATIC TRANSFER TO MONEY MARKET INVESTMENT OPTION UPON DUE PROOF OF DEATH

At the close of the Valuation Period in which we receive due proof of death of the last surviving Owner, we will transfer to the Money Market Investment Option any portion of the Contract Value in the other Investment Options. Once we have determined the number of Beneficiaries who will share in the Contract Value, a Beneficiary who has returned all required documentation to us (including tax withholding and other forms) will be able to transfer his or her share of the Contract Value among the Investment Options. If the Contract Value for any one Beneficiary is less than $5,000, then we will send that Beneficiary their entire portion of the Contract Value as soon as we have received all required documentation.

FPRA

REQUIRED DISTRIBUTIONS ON DEATH OF OWNER

Federal tax law requires that if any Owner dies before the Annuity Date, the entire interest in the Contract must be distributed within five years after the Owner's death. However, this requirement does not apply to a surviving Owner or to Beneficiaries designated by the Owner if (1) the Beneficiary's or surviving Owner's entire interest is payable over the Beneficiary's or surviving Owner's lifetime (or a period not extending beyond the life expectancy of the Beneficiary or surviving Owner) by electing annuitization within 60 days of the date of death with distributions beginning within one year of the date of death, or (2) the Beneficiary or surviving Owner is the surviving spouse of the deceased Owner, in which case the surviving spouse may elect to continue the Contract, or their portion of the Contract, as the Owner.

In the event of the death of an Owner who is also an Annuitant, the provisions of the Contract regarding the death of the Owner control and override any inconsistent provisions regarding the death of the Annuitant.

ANNUITY DATE

When your Contract is issued we will set the Annuity Date to be the first day of the calendar month following the oldest Owner's 90th birthday. You may change the Annuity Date to an earlier date by sending written notice to the Annuity Service Center. We must receive the notice at least 30 days before the Annuity Date you select. The earliest Annuity Date we will permit is the first day of the calendar month after the end of the Free Look Period. Any Annuity Date you choose must be the first day of a month.

ANNUITY INCOME

Annuity income payments begin on the Annuity Date if no Owner has died before then. Annuity income will also begin on the Annuity Date if an Owner dies before the Annuity Date if (1) the Contract was jointly owned by spouses, and (2) the surviving spouse/Beneficiary elected to continue the Contract as his or her own. A surviving spouse who elects to continue the Contract as his or her own may change the Annuity Date to be as late as the first day of the calendar month following his or her 90th birthday.

In all other cases involving the death of an Owner, the Contract must be distributed in accordance with the applicable provisions of the Code described in Required Distributions on Death of Owner, and the Annuitant(s) will not receive annuity income even if the Contract Value has not been distributed by the Annuity Date.

Annuity income payments continue until all Annuitants have died, or for 120 monthly payments, whichever is longer.

The Owner(s) may change the Annuitant(s) before the Annuity Date.

Before the Annuity Date you may withdraw all (but not a part) of your Contract Value to make a tax-free exchange in which you purchase any immediate annuity contract we then offer. Currently we offer Fidelity Income Advantage, which provides variable and/or fixed annuity income, and Fidelity Guaranteed Income Annuity, which provides fixed annuity income. See Tax Considerations .

If no Owner dies before the Annuity Date and there has not been a complete withdrawal, we will provide monthly fixed annuity income payments to the Annuitant or Annuitants who are living on the Annuity Date unless the Contract Value on the Annuity Date is not enough to provide an initial monthly annuity income payment of at least $20. In that case we may pay you the Contract Value in a lump sum instead of providing monthly annuity income.

To provide annuity income, on the Annuity Date, all Accumulation Units in the Investment Options will be redeemed and the money will be transferred to our general account. All money used to support annuity income payments will be held in our general account thereafter.

The first monthly annuity income payment will be made on the Annuity Date. We will determine the amount of monthly annuity income based upon the age(s) and sex(es) of the Annuitant(s) living on the Annuity Date and the guaranteed annuity income purchase rates set forth in the Contract.

Contracts with No Annuitants on the Annuity Date

If no Annuitant is living on the Annuity Date, the oldest Owner will be the Annuitant and the Contract will be administered according to the rules for Contracts with one Annuitant immediately below, unless the Owner is not a natural person.

Contracts with One Annuitant on the Annuity Date

If there is one Annuitant living on the Annuity Date, all annuity income payments will be made to the Annuitant. Annuity income payments will stop at the death of the Annuitant or after 120 monthly payments, whichever is longer. The estate of the Annuitant will be responsible to notify us of the Annuitant's death and to repay any annuity income payments we have made after that date and before we have been notified of the death of the Annuitant.

FPRA

If the Annuitant dies before receiving all annuity income due under the Contract, the remaining monthly annuity income payments will be paid to the Annuitant's estate. The estate may choose instead to receive the present value of the remaining annuity income payments in a lump sum. The lump sum amount will generally be the present value of the remaining guaranteed annuity income payments, if any.

Contracts with Two Annuitants on the Annuity Date

If there are two living Annuitants on the Annuity Date, we will make annuity income payments jointly to both Annuitants while they are both alive. After the death of one of the Annuitants we will continue to make monthly annuity income payments in the same amount to the surviving Annuitant. The surviving Annuitant is responsible to notify us of the death of the first Annuitant.

Annuity income payments will stop at the death of the surviving Annuitant, or after we have made 120 monthly payments, whichever is longer.

The estate of the last surviving Annuitant will be responsible to notify us of the death of the last surviving Annuitant and to repay any annuity income payments we have made after that date and before we have been notified of the death of the last surviving Annuitant.

If the surviving Annuitant dies before we have made all annuity income payments due under the Contract, any remaining annuity income will be paid to the surviving Annuitant's estate. The estate may choose instead to receive the present value of the remaining annuity income payments in a lump sum. The lump sum amount will generally be the present value of the remaining guaranteed annuity income payments, if any.

CONTRACTS OWNED BY TRUSTS

We will issue Contracts to revocable grantor trusts. There are special provisions that apply to these Contracts. The trust must be the Owner, and a second Owner cannot be added. At issue, the grantor of the trust must be the sole Annuitant, and the Annuitant may not be changed, although an additional Annuitant may be added at the Annuity Date. The Annuity Date will be the first day of the first calendar month after the grantor's 90th birthday, or an earlier date chosen by the Owner. The trust must be the sole Beneficiary. Also, we will require a representation from the grantor that the trust is for the sole benefit of the grantor/Annuitant. This is to ensure that the Contract will be respected as an annuity for purposes of federal income tax law.

CONTRACTS OWNED UNDER UGMA/UTMA ARRANGEMENTS

A Contract may be purchased pursuant to the provisions of the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act. For such Contracts, at issue (1) the minor must be the sole Owner, (2) the minor must be the only Annuitant, and (3) the sole Beneficiary must be the minor's estate. While the custodial arrangement is still in effect, the Annuitant may not be changed and an additional Annuitant may not be added.

When the minor reaches the age at which the applicable UGMA or UTMA statute provides that custodianship terminates, it is the custodian's responsibility to reregister the Contract, changing the ownership from the custodial arrangement to ownership in the name of the former minor.

REPORTS TO OWNERS

Before the Annuity Date, we will send you a statement showing your Contract Value four times each year. Each quarterly statement will also contain a summary of all transactions in your Contract since the previous statement.

You should immediately verify the accuracy of the information contained in these statements, and in the confirmations you may receive for individual transactions. If you find a discrepancy with respect to any transaction, you should notify us at our Annuity Service Center immediately. We will not be responsible for losses after ten calendar days from the first time we mail any statement or confirmation containing details of the transaction.

Also, twice each year we will send you semiannual reports for the Variable Account containing financial information for the Variable Account and lists of securities held by the Funds, as required by the Investment Company Act of 1940.

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TAX CONSIDERATIONS

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax advisor regarding the application of the law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. Although the discussion is based on our understanding of federal income tax laws as currently interpreted, there is no guarantee that those laws or interpretations will not be changed by Congress, the Treasury Department, and judicial decisions.

This discussion does not address federal gift tax, state or local income tax, or other considerations which may be involved in the purchase, operation, or exercise of any rights or options under the Contract. Also, this discussion does not address estate tax issues that might arise due to the death of an Owner or Annuitant. The particular situation of each Owner, Annuitant, and Beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due. You should seek competent tax advice on such matters pertaining to you.

In addition, we make no guarantee regarding any tax treatment - federal, state, or local - of any Contract or of any transaction involving a Contract.

TAXATION OF NON-QUALIFIED ANNUITIES IN GENERAL

Tax Deferral During Accumulation Period

Under existing provisions of the Internal Revenue Code, except as described below, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of annuity income payments or in some other form of distribution. However, as discussed below, this rule applies only if:

(1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;

(2) the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and

(3) the Owner is an individual (or an individual is treated as the Owner for tax purposes).

DIVERSIFICATION REQUIREMENTS

The Internal Revenue Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Subaccount of the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed currently on the excess of the Contract Value over the Purchase Payments paid for the Contract. The Subaccounts of the Variable Account intend to comply with the diversification requirements. In this regard, we have entered into agreements with the Funds under the Subaccounts that require the Funds to be "adequately diversified" in accordance with the Internal Revenue Code and Treasury Department regulations.

OWNERSHIP TREATMENT

In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. As of the date of this Prospectus, no comprehensive guidance has been issued by the IRS clarifying the circumstances when such investment control by a variable contract owner would exist. As a result, your right to make Exchanges among the Investment Options may cause you to be considered the owner of the assets of the Variable Account. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

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We do not know what limits might be set forth in any guidance that the IRS may issue, or whether any such limits would apply to existing Contracts.

NONNATURAL OWNER

As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this rule for nonnatural Owners. Under one exception, a Contract will generally be treated as held by a natural person if the nominal owner is a trust or other entity that holds the Contract as an agent for a natural person. We do not intend to offer the Contracts to "nonnatural" persons. However, we will offer the Contracts to revocable grantor trusts in cases where the grantor represents that the trust is for the benefit of the sole grantor annuitant (i.e., the Contract is held by the trust for the benefit of a natural person (an "individual")). The following discussion assumes that a Contract will be owned by an individual.

DELAYED ANNUITY COMMENCEMENT DATES

On the Contract Date, the Annuity Date is automatically set to be the first day of the calendar month following the oldest Owner's 90th birthday. Federal income tax rules do not expressly identify a particular age by which annuity income payments must begin. However, if the Contract's Annuity Date occurs (or is scheduled to occur) at too advanced an age, it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in the Owner's income.

The following discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

TAXATION OF PARTIAL AND COMPLETE WITHDRAWALS

Partial withdrawals under a Contract are generally includible in income to the extent your Contract Value before the withdrawal exceeds your "investment in the contract." Amounts received under the Systematic Withdrawal Program are treated as partial withdrawals. In case of a complete withdrawal, amounts received are includible in income to the extent they exceed the "investment in the contract." For these purposes, the investment in the contract at any time generally equals the total of the Purchase Payments made under the Contract to that time less any amounts previously received from the Contract, which were not included in income. In the case of a Contract purchased in a non-taxable exchange under section 1035 of the Code, the investment in the exchanged Contract will be carried over to your Contract and will be reduced by the amount of investment gain in the exchanged contract.

Partial and complete withdrawals may be subject to a 10% penalty tax. (See Penalty Tax on Premature Distributions.) Partial and complete withdrawals also may be subject to federal income tax withholding requirements. (See Federal Income Tax Withholding.)

TAXATION OF ANNUITY INCOME PAYMENTS

Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of fixed income payments, like the annuity income payments provided under the Contract, the exclusion amount is determined by multiplying (1) the annuity income payment by (2) the ratio of the investment in the contract, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (as determined under Treasury Department regulations). Once the total amount of the investment in the contract is excluded, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

Where the Owner and the Annuitant are not the same person and are not married to one another, there are special income tax issues, such as who will be taxed on amounts under the Contract and when such amounts will be taxed. You should consult a tax advisor in those situations.

Annuity income payments may be subject to federal income tax withholding requirements. (See Federal Income Tax Withholding.)

DISTRIBUTION AND TAXATION OF PROCEEDS

Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of an Owner, or because of the death of the Annuitant in the case of a contract issued to a non-natural person. Such proceeds are includible in income as follows:

(1) if distributed in a lump sum, they are taxed in the same manner as a complete withdrawal, as described above; or

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(2) if distributed under an Annuity Income Option, they are taxed generally in the same manner as annuity income payments, as described above.

After the Annuity Date, where a guaranteed period exists under an Annuity Income Option, and all the Annuitants die before the end of that period, payments we make to the estate of the last surviving Annuitant for the remainder of that period are includible in income as follows:

(1) if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or

(2) if distributed in accordance with the existing Annuity Income Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includible in income.

Proceeds payable on death may be subject to federal income tax withholding requirements. (See Federal Income Tax Withholding.)

PENALTY TAX ON PREMATURE DISTRIBUTIONS

In general, in the case of a distribution from a Contract, a penalty tax equal to 10% of the portion of the distribution that is includible in gross income may be imposed unless the distribution:

(1) is made on or after the taxpayer attains age 59½;

(2) is made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

(3) is attributable to the Owner's becoming disabled (as defined in the tax law);

(4) is part of a series of substantially equal periodic payments (no less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and his or her designated beneficiary (as defined in the tax law);

(5) is made under an immediate annuity contract (as defined in the tax law); or

(6) satisfies some other exception to this 10% penalty tax.

We believe that systematic withdrawals under the Systematic Withdrawal Program would not satisfy the exception to the 10 percent penalty tax described in (4) above. You should consult your tax advisor before electing to take systematic withdrawals commencing prior to age 59½.

AGGREGATION OF CONTRACTS

In certain circumstances, the IRS may determine the amount of an annuity income payment or a withdrawal from a Contract that is includible in income by combining some or all of the annuity contracts a person owns. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by us, the IRS might in certain circumstances treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining the portion of the distribution that is includible in income. The effects of such aggregation are not always clear; however, it could affect the amount of a withdrawal or an annuity income payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

EXCHANGES OF CONTRACTS

We may issue the Contract in exchange for all or part of another annuity or life insurance contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the contract exchanged, increased by any additional Purchase Payments made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g. as a partial surrender, full surrender, annuity income payment or death benefit). If you exchange part of an existing contract for a Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. See Aggregation of Annuity Contracts.

In addition, before the Annuity Date, you may exchange all (but not part) of your Contract Value for any immediate annuity contract we then offer. Such an exchange will be tax free if certain requirements are satisfied.

You should consult your tax advisor in connection with an exchange for or of a Contract.

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EXCHANGES OF CONTRACTS

You may be able to add a second Owner in certain circumstances. See Other Contract Provisions. There may be special income tax issues if you add a second Owner who is not your spouse. You should consult your tax advisor before adding a second Owner.

TRANSFER OF A CONTRACT TO OR FROM A REVOCABLE GRANTOR TRUST

A Contract owned by a revocable grantor trust may be transferred to the grantor, and a Contract owned by one individual may be transferred to a revocable grantor trust of which the individual is the grantor. See Other Contract Provisions. The federal income tax treatment of such transfers is unclear. You should consult your tax advisor before making such a transfer.

CONTRACTS OWNED UNDER UGMA/UTMA ARRANGEMENTS

In the case of a Contract held in custody for a minor under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, a distribution under the Contract ordinarily is taxable to the minor. Whether the 10% penalty tax applies to such a distribution ordinarily is determined by the circumstance or characteristics of the minor, not the custodian. Thus, for example, a distribution taxable to a minor will not qualify for the exception to the penalty tax for distributions made on or after age 59½ , even if the custodian is 59½ or older.

FILI'S TAX STATUS

FILI is taxed as a life insurance company under the Internal Revenue Code. The earnings of the Variable Account are taxed as part of our operations, and thus the Variable Account is not separately taxed as a "regulated investment company" under the Internal Revenue Code. Under the existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Therefore, we do not expect to incur federal income taxes on earnings of the Variable Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Variable Account for our federal income taxes. We will periodically review the need for a charge to the Variable Account for company federal income taxes. If FILI is taxed on investment income or capital gains of the Variable Account, then FILI may impose a charge against the Variable Account in order to provide for such taxes.

Under current laws we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and are not charged against the Contracts or the Variable Account. If the amount of these taxes changes substantially, we may make charges for such taxes against the Variable Account.

Other Contract Provisions

You should be aware of the following important provisions of your Contract.

1. Owner. Owners have rights and privileges as specified in the Contract. Owners own the Contract in accordance with all of its terms. The following forms of ownership, and others, are inconsistent with the terms of the Contract and will not be accepted: "joint tenants in common", "tenancy by the entirety", "joint tenants with rights of survivorship" and "joint ownership by husband and wife".

Before the Contract is issued, the Owners have the right on the application to (a) name the Annuitant(s) and Beneficiary(ies); and (b) allocate the Initial Purchase Payment among the Investment Options. The Owner(s) can change the Annuitant(s) before annuity income payments begin.

If you are the only Owner when your Contract is issued, you may later add a second Owner, but you may do this only once, and the second Owner must be younger than you. You may not add a second Owner if the Owner is a trust, or the Contract is held under a UGMA or UTMA arrangement. You may not remove an Owner.

After the Contract Date and before annuity income payments begin, the Owners have the right to (a) cancel the Contract during the Free Look Period; (b) allocate Purchase Payments among the Investment Options; (c) reallocate the Contract Value among the Investment Options; (d) make withdrawals; (e) name a second Owner (subject to the limitations in the previous paragraph) if the Contract has only one Owner; (f) change Annuitant(s) and Beneficiary(ies) (except that a Beneficiary designated as irrevocable may not be changed without the Beneficiary's consent); and (g) instruct us how to vote shares of the Funds attributable to the Contract.

For Contracts with two Owners, after the Contract Date and before annuity income payments begin, withdrawals, changes of the Annuity Date, changes of Annuitants and changes of Beneficiaries can be made only by both Owners acting together. Either Owner may exercise any other right under the Contract.

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Beginning on the first day we provide annuity income to the Annuitant(s), the Owners have no rights.

If a Contract has two Owners who are not spouses, and one dies before the Annuity Date, federal tax law requires that the Contract Value be distributed to the remaining Owner within certain time limits. See Required Distributions on Death of Owner.

2. Annuitant(s). You name one or two Annuitants in the application for the Contract. You may change the Annuitant(s) by sending us a written notice. A deceased Annuitant may be replaced. You may also add an Annuitant, but there can never be more than two Annuitants at the same time. We must receive any notice adding or changing the Annuitant(s) at our Annuity Service Center at least 30 days before the Annuity Date.

If the Contract is owned by a trust, the Annuitant may not be changed and no Annuitant may be added.

Annuitants have no rights before the Annuity Date. Annuitants have the right to receive monthly annuity income payments beginning on the Annuity Date, unless an Owner has died before the Annuity Date, or unless the amount of annuity income would be less than $20 per month.

The amount of monthly annuity income payments depends on a number of factors, including each Annuitant's age and sex. If an Annuitant's age or sex has been misstated we will adjust the amount of monthly annuity income to reflect the actual age and/or sex. If we have previously overpaid monthly annuity income, we will withhold monthly annuity income until we have recovered the amount of the overpayment. If annuity income payments have ended, we will recover the amount of any overpayment from the estate(s) of the Annuitant(s). If we have previously underpaid monthly annuity income, we will make a lump sum payment equal to the amount previously underpaid, plus interest at 6% per annum, compounded annually.

If a Contract has one Owner and that Owner dies before the Annuity Date, then the Beneficiary(ies), not the Annuitant(s), will have the right to the Contract Value, and the Annuitant(s) will not receive any monthly annuity income.

If a Contract has two Owners and one Owner dies before the Annuity Date, then the surviving Owner, not the Annuitants, will have the right to the Contract Value. When the Annuity Date is later reached, the Annuitant(s) will not receive any monthly annuity income, subject to one exception. The exception is that if a surviving spouse/Beneficiary continues the Contract as his or her own, and the Annuity Date is reached, then the Annuitant(s) will receive monthly annuity income.

3. Beneficiary(ies). The Owner(s) name(s) a Beneficiary or Beneficiaries in the application, and can change Beneficiaries later. If all the Owners die before the Annuity Date, we will pay the Contract Value, less any applicable taxes, to the Beneficiary or Beneficiaries who survive all the Owners. If a Beneficiary survives all the Owners but does not live long enough to receive payment from us, we will pay the Beneficiary's estate.

For a Contract owned by a trust, the trust must be named as the sole Beneficiary.

Owner(s) must indicate in percentages what portion of the Contract each Beneficiary is to receive. If the total does not equal 100%, each Beneficiary's share will be determined by using a fraction, the numerator of which is the stated percentage for that Beneficiary, and the denominator of which is the total of the percentages indicated by the Owner(s).

Beneficiary designations must be in a form acceptable to us. We reserve the right to reject any Beneficiary designation that we deem to be unadministerable, such as "per stirpes", which may include designations that contain contingencies that could delay payment or designations that would require us to refer to external documents or the outcome of legal proceedings.

After the death of all the Owners, each Beneficiary has the right to withdraw their share of the Contract Value, as detailed below.

Before we make a payment to any Beneficiary, we must receive at our Annuity Service Center due proof of death (generally a death certificate) for each Owner and any required tax withholding and other forms. We may seek to obtain a death certificate directly from the appropriate governmental body if we believe that any Owner may have died.

At the close of the Valuation Period in which we receive the death certificate(s), we will transfer any portion of the Contract Value that is in the Investment Options to the Money Market Investment Option. Once we have determined the number of Beneficiaries who will share in the Contract Value, a Beneficiary who has returned all required documentation to us (including tax withholding and other forms) will be able to transfer his or her share of the Contract Value among the Investment Options.

We will not pay any Beneficiary until we have determined the number of Beneficiaries entitled to receive payment. This is to prevent us from overpaying one Beneficiary before making payment to other Beneficiaries.

Once we have received due proof of death and have determined the number of Beneficiaries to be paid, we will, upon written request received at our Annuity Service Center, pay any Beneficiary who has provided us with required tax withholding and other forms. We will then have no further obligations to that Beneficiary. If a Beneficiary has been designated to receive a specified fraction of the Contract Value, we will pay that fraction as determined on the date of payment. For example, if there are two Beneficiaries and each is designated to receive 50%, the first Beneficiary to receive payment would receive 50% of the Contract Value on the date the payment is made, and the other Beneficiary would later receive the remainder, which might be worth more or less than what was paid to the first Beneficiary.

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4. Assignment. The Contract may not be sold, gifted, transferred, or assigned, and any purported gift, transfer or assignment will be void, except as follows: (a) the Contract may be assigned to an insurance company, regulated as such under the insurance laws of one of the United States, solely for the purpose of effecting a tax-free exchange under section 1035 of the Internal Revenue Code; (b) a Contract owned by a revocable grantor trust may be transferred to the grantor; and (c) a Contract owned by one individual may be transferred to a revocable grantor trust of which the individual is the grantor.

5. Non-Participating Contract. The Contract is "non-participating", meaning there are no dividends. Investment results of the Investment Options are reflected in the Contract Value and the other benefits under the Contract.

6. Notification of Death. If there are two Owners, each is responsible for notifying us of the death of the other Owner and the death of any Annuitant if the Annuitant's death occurs before the Annuity Date. If all the Owners die, the Beneficiaries are responsible for notifying us of the death(s). If there are two Annuitants, each is responsible for notifying us of the death of the other if death occurs after the Annuity Date. The executor of the estate of the last surviving Annuitant is responsible for notifying us of that Annuitant's death, and to return any overpayment. If we provide too much annuity income because we are not notified of a death, we may take legal action to recover the overpayment.

7. Proof of Survival. If any payment under this Contract depends on an Annuitant or other recipient being alive on a given date, we may require proof of survival before making the payment.

Selling The Contracts

Fidelity Brokerage Services LLC ("FBS") and Fidelity Insurance Agency, Inc. ("FIA") distribute the Contracts. FBS is the principal underwriter. Both FBS and FIA are affiliates of us and of FMR Corp., our parent company. Fidelity Distributors Corporation ("FDC") is the distributor of the Fidelity family of funds, including the Funds. The principal business address of FBS and FDC is 82 Devonshire Street, Boston, Massachusetts 02109.

We pay FIA first year sales compensation of not more than 2% of Purchase Payments received in the first Contract Year. We also pay FIA renewal sales compensation in later years based on Contract Values and the persistency of the Contracts. Our renewal sales compensation payments for a Contract for a year will be approximately equal to 0.10% of the Contract Value at the end of the year.

Automatic Annuity Builder

You may use our Automatic Annuity Builder to make periodic, pre-authorized Purchase Payments by electronic funds transfers from your checking or savings account, or by transfers from your Fidelity Investments brokerage account. Your bank account must be at a banking institution which is a member of Automated Clearing House. The minimum amount for each periodic transfer is $100. We may reduce this minimum for Contracts issued under certain sponsored arrangements. We will send you quarterly statements showing all transactions you make using Automatic Annuity Builder. We reserve the right to restrict your participation in Automatic Annuity Builder if on the scheduled date of any pre-authorized transfer there is not enough money in your checking or brokerage account to complete the transfer. You may select any day of the month from the 1st to the 28th as the day your automatic deductions will take place. If the New York Stock Exchange is not open on a day that is scheduled for an automatic deduction, the transaction will take place on the next day the New York Stock Exchange is open for trading.

Dollar Cost Averaging

Dollar Cost Averaging allows you to make automatic monthly Exchanges at no charge from either the Money Market Investment Option or the Investment Grade Bond Investment Option (the "Source Option"), but not both, to any of the other Investment Options you select (the "Destination Options"). The minimum monthly transfer to each Destination Option is $250. You may change your Source Option and your Destination Options at any time, by calling us or by sending written notice to our Annuity Service Center.

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You may select any day of the month from the 1st to the 28th as the day your Dollar Cost Averaging transactions will take place each month. If the New York Stock Exchange is not open on the scheduled day in a particular month, the Exchange will take place on the next day the New York Stock Exchange is open for trading.

If your balance in the Source Option on a transfer date is less than the amount to be transferred to the Destination Option(s), we will transfer all the money in the Source Option to the Destination Options proportionately, and your participation in the program will automatically terminate.

You may cancel Dollar Cost Averaging at any time by calling us or sending written notice to the Annuity Service Center.

You cannot use Dollar Cost Averaging at the same time that you use Automatic Rebalancing, which is described immediately below. We reserve the right to modify or terminate Dollar Cost Averaging.

Automatic Rebalancing

You can use Automatic Rebalancing at no charge to help you maintain your specified allocation mix among the Investment Options. You direct us to readjust your allocations on a quarterly, semi-annual or annual basis to return to the allocations you select on the Automatic Rebalancing instruction form.

You choose one day of the month from the 1st to the 28th for Automatic Rebalancing. If the New York Stock Exchange is not open on the scheduled day, the reallocation will take place on the next day the New York Stock Exchange is open for trading.

Automatic Rebalancing will continue until you notify us to cancel it. We reserve the right to modify or terminate Automatic Rebalancing. You may not use Automatic Rebalancing at the same time you use Dollar Cost Averaging, which is described immediately above.

Please note that Automatic Rebalancing may result in a Fund short-term redemption fee. For more details about this fee, including a list of the Funds that impose it, please see Certain Funds Impose a Short-Term Redemption Fee .

Special Provisions For Sales Under Sponsored Arrangements

REDUCTIONS OF MINIMUM PURCHASE PAYMENTS

We may reduce the minimum Purchase Payment requirements for Contracts issued under sponsored arrangements. We determine the eligibility of a group for such reduced minimum Purchase Payments, and the minimum Purchase Payment amount for individuals in a particular group, by considering the following factors: (1) the size of the group; (2) the total amount of Purchase Payments we expect group members to make; (3) the nature of the group and the persistency we expect from the group; (4) the purpose for which the Contracts will be purchased; and (5) any other circumstances which we believe to be relevant in determining the level of expected administrative expenses we will incur.

Contracts we issue under a sponsored arrangement generally use unisex annuity income purchase rates.

More About The Investment Options And The Funds

CHANGES IN INVESTMENT OPTIONS

We may make additional Investment Options available to you from time to time. These Investment Options will invest in mutual funds that we find suitable for the Contracts.

We also have the right to eliminate Investment Options, to combine two or more Investment Options, or to substitute a new mutual fund for the mutual fund in which an Investment Option invests.

A substitution may become necessary if, in our judgment, a Fund no longer suits the purposes of the Contracts. This may happen due to a change in laws or regulations, a change in a Fund's investment objectives or restrictions, because the Fund is no longer available for investment, or for some other reason. We would obtain prior approval from the SEC and any other required approvals before making such a substitution.

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We also reserve the right to operate the Variable Account as a management investment company under the 1940 Act or any other form permitted by law or to deregister the Variable Account under such Act in the event such registration is no longer required.

TOTAL RETURN FOR AN INVESTMENT OPTION

The Total Return for an Investment Option is a measure of the investment performance for an Investment Option from one Valuation Period to the next.

An Investment Option's Total Return depends on the performance of the Fund in which the Investment Option invests. We determine the Total Return for an Investment Option at the end of each Valuation Period. Such determinations are made as of the close of business each day the New York Stock Exchange is open for business. The Total Return reflects the investment performance for the Investment Option for the Valuation Period and is net of the asset charges to the Investment Option.

The Total Return for an Investment Option can be greater or less than one. Therefore, the value of a unit in an Investment Option may increase or decrease.

The Total Return for an Investment Option for a Valuation Period is determined by adding (a) and (b), subtracting (c) and dividing the result by (a) where:

(a) is the value of the assets of the Investment Option at the end of the preceding Valuation Period;

(b) is the investment income and capital gains, realized or unrealized, credited to the Investment Option during the current Valuation Period;

(c) is the sum of:

(1) the capital losses, realized or unrealized, charged during the current Valuation Period plus any amount charged or set aside for taxes during the current Valuation Period;

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(2) the deduction from the Investment Option during the current Valuation Period representing a daily charge equivalent to an effective annual rate of 0.25%.

Shares of the Funds are valued at their net asset values. Any dividends or capital gains distributions from a Fund are reinvested in that Fund.

VOTING RIGHTS

We currently vote shares of the Funds owned by the Variable Account according to your instructions. However, if the Investment Company Act of 1940 or any related regulations or interpretations should change, and we decide that we are permitted to vote the shares of the Funds in our own right, we may decide to do so.

Before the Annuity Date, we calculate the number of shares that you may instruct us to vote by dividing your Contract Value in an Investment Option by the net asset value of one share of the corresponding Fund. Fractional votes are counted. We reserve the right to modify the manner in which we calculate the weight to be given to your voting instructions where such a change is necessary to comply with then current federal regulations or interpretations of those regulations.

We will determine the number of shares you can instruct us to vote 90 days or less before the applicable Fund shareholder meeting. At least 14 days before the meeting we will send you material by mail for providing us with your voting instructions.

If we do not receive your voting instructions in time, we will vote the shares in the same proportion as the instructions we receive from other Owners. We will also vote in the same proportionate manner any shares we hold in the Variable Account that are not attributable to Owners.

Under certain circumstances, we may be required by state regulatory authorities to disregard voting instructions. This may happen if following such instructions would change the sub-classification or investment objectives of a Fund, or result in the approval or disapproval of an investment advisory contract.

Under federal regulations, we may also disregard instructions to vote for Owner-initiated changes in investment policies or the investment advisor if we disapprove of the proposed changes. We would disapprove a proposed change only if it were contrary to state law, prohibited by state regulatory authorities, or if we decided that the change would result in overly speculative or unsound investments. If we ever disregard voting instructions, we will include a summary of our actions in the next semiannual report.

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RESOLVING MATERIAL CONFLICTS

The Funds are available to separate accounts of insurance companies offering variable annuity contracts and variable life insurance policies issued by other insurance companies, as well as to our Variable Account and other separate accounts we may establish.

Although we do not anticipate any disadvantages due to these arrangements, there is a possibility that a material conflict could arise between the interest of the Variable Account and one or more of the other separate accounts or qualified plans that hold shares of the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of our Owners and those of other insurance companies, or for some other reason. In the event of a conflict, we will take any steps necessary to protect our Owners and their Beneficiaries.

LITIGATION

No litigation is pending that would have a material effect on us or the Variable Account.

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Appendix A: Table Of Accumulation Unit Values
Table of Contents of the Statement of Additional Information

Accumulation Units
Unavailability of Annuity Income Options in Certain Circumstances
IRS Required Distributions
Safekeeping of Variable Account Assets
Distribution of the Contracts
State Regulation
Legal Matters
Registration Statement
Experts
Financial Statements
Fidelity Investments Life Insurance Company (enclosed)

FPRA

Investment Company Act of 1940 File No. 811-05315

FPRA-pro-0705-01
1.819090.101

FPRA

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FIDELITY PERSONAL RETIREMENT ANNUITYsm
STATEMENT OF ADDITIONAL INFORMATION
July 27 2005, as revised on August 5, 2005

This Statement of Additional Information supplements the information found in the current Prospectus for the variable annuity contracts ("Contracts") offered by Fidelity Investments Life Insurance Company through its Variable Annuity Account I (the "Variable Account"). You may obtain a copy of the Prospectus dated July 27, 2005, as revised on August 5, 2005 without charge by calling 1-800-544-2442, or by accessing the SEC Internet website at (http://www.sec.gov).

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ TOGETHER WITH THE PROSPECTUS FOR THE CONTRACT.

TABLE OF CONTENTS	PAGE
Accumulation Units	2
Unavailability of Annuity Income Options in Certain Circumstances	2
IRS Required Distributions	2
Safekeeping of Variable Account Assets	2
Distribution of the Contracts	2
State Regulation	3
Legal Matters	3
Registration Statement	3
Experts	3
Financial Statements	3
Fidelity Investments Life Insurance Company (enclosed)

FPRA-ptb-0705-01
1.819091.101

ACCUMULATION UNITS

We credit your payments allocated to the variable Subaccounts in the form of Accumulation Units. The number of Accumulation Units credited to each Subaccount is determined by dividing the net payment allocated to that Subaccount by the Accumulation Unit Value for that Subaccount for the Valuation Period during which the payment is received. In the case of the initial payment, we credit Accumulation Units as explained in the prospectus. Accumulation Units are adjusted for any exchanges or transfers into or out of a Subaccount.

For each variable Subaccount the Accumulation Unit Value for the first Valuation Period of the Subaccount was set at $10. The Accumulation Unit Value for each subsequent Valuation Period is the Net Investment Factor for that period, multiplied by the Accumulation Unit Value for the immediately preceding Valuation Period. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next.

Each variable Subaccount has a Net Investment Factor (also referred to as the "Total Return"). The Net Investment Factor is an index that measures the investment performance of a Subaccount from one Valuation Period to the next. The Net Investment Factor for each Subaccount for a Valuation Period is determined by adding (a) and (b), subtracting (c) and then dividing the result by (a) where:

(a) Is the value of the assets at the end of the preceding Valuation Period;

(b) Is the investment income and capital gains, realized or unrealized, credited during the current valuation period;

(c) Is the sum of:

(1) The capital losses, realized or unrealized, charged during the current valuation period plus any amount charged or set aside for taxes during the current Valuation Period; plus

(2) The deduction from the Subaccount during the current Valuation Period representing a daily charge equivalent to an effective annual rate of 0.25%.

The Net Investment Factor may be greater than or less than one. If it is greater than one, the Accumulation Unit Value will increase; if less than one, the Accumulation Unit Value will decrease.

UNAVAILABILITY OF ANNUITY INCOME OPTIONS IN CERTAIN CIRCUMSTANCES

We do not offer annuity income options to any corporate beneficiary, partnership or trustee; any assignee; or the executors or administrators of the Annuitant's estate.

IRS REQUIRED DISTRIBUTIONS

If the Owner of the Contract dies (or either Joint Owner if the Contract is owned jointly) before the entire interest in the Contract is distributed, the value of the Contract must be distributed to the person entitled to the proceeds as described in this section so that the Contract qualifies as an annuity under the Internal Revenue Code.

If the death occurs on or after the Annuity Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If the death occurs before the Annuity Date, the entire interest in the Contract must be distributed within five years after the date of death, unless the following conditions are met.

The Beneficiaries' or second Owner's entire interest is payable over the Beneficiaries or second Owner's lifetime (or a period not extending beyond the life expectancy of the Beneficiaries or second Owner) by electing annuitization within 60 days of the date of death with distributions beginning within one year of the date of death, or the surviving Owner or Beneficiary is the surviving spouse of the deceased Owner, in which case the spouse may elect to continue the Contract as the Owner. The Owner's designated beneficiary is the person to whom proceeds of the Contract pass by reason of the death of the Owner.

If the Contract Owner is a trust or other "non-natural person," and the Annuitant dies before the Annuity Date, the required distribution upon death rules will apply.

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

The assets of the Variable Account are held by Fidelity Investments Life. The assets of the Variable Account are held apart from our general account assets and any other separate accounts we may establish. We maintain records of all purchases and redemptions of the shares of the Funds held by the variable Subaccounts. We maintain fidelity bond coverage for the acts of our officers and employees.

DISTRIBUTION OF THE CONTRACTS

As explained in the Prospectus, the Contract is distributed through Fidelity Brokerage Services LLC and Fidelity Insurance Agency, Inc., which are affiliated with FMR Corp. and Fidelity Investments Life. The offering of the contract is continuous, and we do not anticipate discontinuing offering the Contract. However, we reserve the right to discontinue offering the Contract.

STATE REGULATION

Fidelity Investments Life is subject to regulation by the Department of Insurance of the State of Utah, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contracts described in the Prospectus and Statement of Additional Information have been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions where we do business to determine solvency and compliance with applicable insurance laws and regulations.

LEGAL MATTERS

The legal validity of the Contracts described in the Prospectus and Statement of Additional Information has been passed on by David J. Pearlman, Senior Legal Counsel of Fidelity Investments Life Insurance Company.

REGISTRATION STATEMENT

We have filed a Registration Statement under the Securities Act of 1933 with the SEC relating to the Contract. The Prospectus and Statement of Additional Information do not include all the information in the Registration Statement. We have omitted certain portions pursuant to SEC rules. You may obtain the omitted information from the SEC's main office in Washington, D.C. by paying the SEC's prescribed fees.

EXPERTS

The financial statements of the Company as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address for PricewaterhouseCoopers LLP is 125 High Street, Boston, MA 02110.

FINANCIAL STATEMENTS

The financial statements of Fidelity Investments Life Insurance Company included herein should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon our ability to meet our obligations under the Contracts.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR Corp.)

CONSOLIDATED FINANCIAL STATEMENTS

for the years ended December 31, 2004, 2003 and 2002

Report of Independent Auditors

To the Board of Directors and Stockholder of

Fidelity Investments Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Fidelity Investments Life Insurance Company (the "Company", a wholly-owned subsidiary of FMR Corp.) and its subsidiary at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Notes 2 and 3 to the consolidated financial statements, the Company changed its method of accounting for certain nontraditional long-duration contracts in 2004.

/s/ PricewaterhouseCoopers LLP

March 25, 2005

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR Corp.)

CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

December 31, 2004 and 2003

ASSETS	2004	2003

Investments:
Debt securities, available for sale, at fair value (amortized cost of $664,473 in 2004 and $655,362 in 2003)
	$ 683,884	$ 687,008
Equity securities, at fair value (cost of $616 in 2004)	639	--
Policy loans	36	193

Total investments	684,559	687,201

Cash and cash equivalents	26,888	5,212
Cash equivalent (restricted)	4,100	--
Accrued investment income	11,789	11,464
Deferred policy acquisition costs	53,001	53,681
Reinsurance deposit and receivables	1,057,929	869,858
Other assets	6,849	5,823
Net deferred tax asset	26,477	23,696
Separate account assets	11,925,614	11,553,285

Total assets	$ 13,797,206	$ 13,210,220

LIABILITIES

Future contract and policy benefits	$ 390,740	$ 234,707
Contractholder deposit funds	880,702	866,905
Other liabilities and accrued expenses	8,175	7,665
Income taxes payable	2,278	8,467
Payable to parent and affiliates	9,129	7,021
Separate account liabilities	11,925,614	11,553,285

Total liabilities	13,216,638	12,678,050
Commitments and contingencies (Note 11)

STOCKHOLDER'S EQUITY

Common stock, par value $10 per share - 1,000,000 shares authorized;
300,000 shares issued and outstanding	3,000	3,000
Additional paid-in capital	68,048	68,048
Accumulated other comprehensive income	12,781	20,061
Retained earnings	496,739	441,061

Total stockholder's equity	580,568	532,170

Total liabilities and stockholder's equity	$ 13,797,206	$ 13,210,220

The accompanying notes are an integral part of the consolidated financial statements.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR Corp.)

CONSOLIDATED STATEMENTS OF INCOME
AND COMPREHENSIVE INCOME
(in thousands)
for the years ended December 31, 2004, 2003 and 2002

	2004	2003	2002
Revenues:
Fees charged to contractholders	$ 97,489	$ 89,285	$ 96,057
Net investment income	31,057	31,045	27,768
Interest on reinsurance deposit	47,321	36,652	16,793
Fund administration fees	3,736	4,129	5,026
Net realized investment gains	3,447	6,006	484
Premiums	6,958	6,330	5,175
Other income	18	--	--

Total Revenue	190,026	173,447	151,303
Benefits and expenses:
Underwriting, acquisition and insurance expenses(1)	68,489	55,043	58,134
Contract and policy benefits and expenses	49,945	46,860	28,803

Total benefits and expenses	118,434	101,903	86,937

Income before income taxes	71,592	71,544	64,366

Income tax expense	16,782	18,088	17,830

Income before cumulative effect of change in accounting principle	54,810	53,456	46,536

Cumulative effect of change in accounting principle (less applicable income tax expense of $473)	868	--	--

Net income	55,678	53,456	46,536

Other comprehensive income, before tax:
Unrealized (losses) gains on securities:
Net unrealized holding (losses) gains during the period	(8,350)	6,237	19,944
Reclassification adjustment for net realized gains included in net income
	(3,447)	(6,006)	(484)
Foreign currency translation adjustment:
Net cumulative foreign currency translation adjustment
	359	--	--
Benefit (provision) for income taxes related to items of other comprehensive income
	4,158	90	(7,008)

Other comprehensive income, net of tax	(7,280)	321	12,452

Comprehensive income	$ 48,398	$ 53,777	$ 58,988
(1) Includes affiliated party transactions (Note 8)

The accompanying notes are an integral part of the consolidated financial statements.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Ultimate Subsidiary of FMR Corp.)

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(in thousands)

for the years ended December 31, 2004, 2003 and 2002

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Stockholder's Equity

Balance at December 31, 2001	$ 3,000	$ 68,048	$ 7,288	$ 341,069	$ 419,405

Comprehensive income:
Net income	--	--	--	46,536	46,536
Other comprehensive income	--	--	12,452	--	12,452

Balance at December 31, 2002	3,000	68,048	19,740	387,605	478,393

Comprehensive income:
Net income	--	--	--	53,456	53,456
Other comprehensive income	--	--	321	--	321

Balance at December 31, 2003	3,000	68,048	20,061	441,061	532,170

Comprehensive income:
Net income	--	--	--	55,678	55,678
Other comprehensive income	--	--	(7,280)	--	(7,280)

Balance at December 31, 2004	$ 3,000	$ 68,048	$ 12,781	$ 496,739	$ 580,568

The accompanying notes are an integral part of the consolidated financial statements.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Ultimate Subsidiary of FMR Corp.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
for the years ended December 31, 2004, 2003 and 2002

	2004	2003	2002
Cash flows from operating activities:
Net income	$ 55,678	$ 53,456	$ 46,536
Adjustments to reconcile net income to net cash provided by (used for) operating activities:

Amortization and depreciation	8,264	5,980	3,053
Net realized investment gains	(3,447)	(6,006)	(484)
Cumulative effect of change in accounting principle	(868)	--	--
Provision (benefit) for deferred taxes	904	(5,261)	7,399
Change in deferred policy acquisition costs, net of amortization
	1,121	(5,825)	(9,670)
Payments to reinsurers, net	(126,046)	(243,454)	(478,468)
Changes in assets and liabilities:
Accrued investment income	(325)	(1,855)	(2,309)
Future contract and policy benefits, net	167,485	16,483	14,704
Receivable from (payable to) parent and affiliates, net Income taxes	2,108	719	(2,684)
	(6,189)	5,434	(1,898)
Other assets and other liabilities, net	(591)	(3,315)	7,338
Net cash provided by (used for) operating activities	98,094	(183,644)	(416,483)
Cash flows from investing activities:
Purchase of debt securities	(212,589)	(305,637)	(306,660)
Purchase of equity securities	(598)	--	(565)
Purchase of restricted cash equivalent	(20,128)	--	--
Proceeds from sales of debt securities	176,637	171,280	135,255
Proceeds from maturities of debt securities	22,905	36,100	31,620
Proceeds from sales of equity securities	--	417	304
Proceeds from maturities of restricted cash equivalent	16,381	--	--
Change in policy loans	157	1	(15)
Capital expenditures	(805)	(496)	(1,545)

Net cash used for investing activities	(18,040)	(98,335)	(141,606)
Cash flows from financing activities:
Deposits credited to variable annuity contracts	443,574	603,838	865,569
Deposits credited to fixed annuity contracts	57,888	217,570	389,325
Net transfers from separate accounts	581,052	593,881	685,797
Withdrawals from variable annuity contracts	(1,056,329)	(1,078,614)	(1,351,891)
Withdrawals from fixed annuity contracts	(84,551)	(61,603)	(24,061)
Decrease in cash overdraft	--	--	(1,297)

Net cash (used for) provided by financing activities	(58,366)	275,072	563,442

Effect of foreign exchange rate changes on cash	(12)	--	--

Net increase (decrease) in cash and cash equivalents	21,676	(6,907)	5,353
Cash and cash equivalents:
Beginning of year	5,212	12,119	6,766
End of year	$ 26,888	$ 5,212	$ 12,119

The accompanying notes are an integral part of the consolidated financial statements.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization and Nature of Operations:

The consolidated financial statements include the accounts of Fidelity Investments Life Insurance Company (FILI), a Utah domiciled insurance company, and Empire Fidelity Investments Life Insurance Company (EFILI), FILI's wholly-owned insurance company subsidiary operating exclusively in the State of New York (collectively, the "Company"). FILI is a wholly owned subsidiary of FMR Corp. All intercompany transactions have been eliminated in consolidation.

The Company issues variable deferred and immediate annuity contracts and variable life policies and is licensed in all states in the United States of America and the District of Columbia. Amounts invested in the fixed option of the contracts are allocated to the general account of the Company. Amounts invested in the variable option of the contracts are allocated to the Variable Annuity Accounts, which are separate accounts of the Company. Amounts invested in the variable life policies are allocated to the Variable Life Account I, also a separate account of the Company. The assets of the Variable Annuity Accounts are invested in certain portfolios of the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund III, the Fidelity Variable Insurance Products Fund IV, the Universal Institutional Funds, the PBHG Insurance Series Funds, the Strong Variable Insurance Funds and the Credit Suisse Trust Funds. Effective January 2, 2004 and January 9, 2004, respectively, FILI and EFILI closed the PBHG Insurance Series Funds and the Strong Variable Insurance Funds to new money. The assets of the Variable Life Account I are invested in certain portfolios of the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund III, the Fidelity Variable Insurance Products Fund IV, the Universal Institutional Funds, and the Credit Suisse Trust Funds. Separate account assets are reported at the net asset value of such portfolios.

In 2004, FILI became licensed to issue group annuity contracts in all provinces of Canada. Amounts invested in these contracts are allocated to certain portfolios of the Segregated Funds Accounts, which are separate accounts of the Company. The invested assets are reported at the net asset value of such portfolios.

The Company offers a term life insurance product with level premium paying periods of five, ten, fifteen and twenty years and a fixed immediate annuity product with guaranteed income for life or period certain. In 2004, FILI began offering a variable universal life insurance product. Amounts invested in the variable universal life policies are allocated to the Variable Life Account I.

2. Summary of Significant Accounting Policies:

Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared on the basis of accounting principles generally accepted in the United States of America (GAAP).

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

2. Summary of Significant Accounting Policies (continued):

The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments

Investments in debt and equity securities are classified as available-for-sale and are reported at fair value. Fair values are derived from external market quotations. Debt and equity securities that experience declines in fair value that are other than temporary are considered impaired and are written down to fair value with a corresponding charge to net income. Factors considered in evaluating whether a decline in fair value is other than temporary are whether the decline is substantial, the duration in which the market value has been less than cost, the Company's ability and intent to retain the investment for a period of time sufficient to allow for the anticipated recovery in value, and the financial condition and near-term prospects of the issuer. Unrealized gains or losses on debt and equity securities are reported as a component of other comprehensive income, net of income taxes. The discount or premium on debt securities, excluding loan-backed bonds and structured securities, is amortized using the effective interest method. Prepayment assumptions for loan-backed and structured securities were obtained from broker-dealer survey values. Amortization of loan-backed bonds and structured securities includes anticipated prepayments over the estimated economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments and any resulting adjustment is included in investment income. Such amortization is included in investment income.

Investment income is recognized on the accrual basis. Debt securities that are delinquent are placed on a non-accrual status, and thereafter interest income is recognized only when cash payments are received. Realized gains or losses on investments sold are determined by the specific identification method.

The Company's interests in the Segregated Funds are accounted for as equity securities based on the characteristics and features of the underlying mutual fund investments in the Segregated Funds Accounts. The Company's interests are reported at fair value based on the net asset value of such underlying mutual fund portfolios. Unrealized gains or losses are reported as a component of other comprehensive income.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

2. Summary of Significant Accounting Policies (continued):

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash and cash equivalents is comprised of amounts in demand deposit accounts, money market mutual funds and a Canadian banker's acceptance and are reported at fair value which approximates cost. The Canadian banker's acceptance of $4,100,000 at December 31, 2004, represents funds the Company is required to maintain vested in trust under the applicable laws and regulations for a foreign company operating a branch in Canada and is classified as restricted cash equivalents. Money market mutual funds used to hold cash prior to reinvestment and to meet operating cash requirements were $26,311,000 and $4,554,000 at December 31, 2004 and 2003, respectively.

Separate Accounts

Separate account assets represent funds held for the exclusive benefit of variable annuity and variable life insurance contractholders and are reported at fair value. Since the contractholders receive the full benefit and bear the full risk of the separate account investments, which are comprised of mutual funds, the income and realized and unrealized gains and losses from such investments are offset by an increase or decrease in the amount of liabilities related to the separate account.

Revenue Recognition

Fees charged to contractholders include mortality and expense risk, and administrative charges for variable annuity and life contractholders and also include the cost of providing insurance protection for variable life contractholders. Fund administration fees represent administrative fees charged to investment managers. Premiums for term life insurance products are recognized as revenues over the premium-paying period. Interest accretion on the reinsurance deposit related to the fixed income annuity product and the fixed portion of the variable income annuity product is recognized over the remaining term of the underlying contracts.

Future Contract and Policy Benefits

Future contract and policy benefits include liabilities for the fixed portion of the variable annuity products, variable annuity products with a guaranteed minimum death benefit (GMDB) feature (see Note 3 - Adoption of Statement of Position 03-01), the life contingent fixed income annuity product and life products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force.

Future contract benefits for the variable and fixed annuity products are computed using interest rates ranging from 1% to 7.9% and estimates for mortality. For policies issued in 2003 and prior, the fixed income annuity product is accounted for as contractholder deposits, recognizing the immateriality of the life contingent contracts. The liabilities for future policy benefits for traditional life insurance products are computed using the net level premium reserve method and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

2. Summary of Significant Accounting Policies (continued):

Contractholder Deposit Funds

Contractholder deposit funds consist of annuity deposits received from customers for the fixed income annuity product with no life contingencies and for the fixed portion of the variable income annuity product with minimal life contingencies. Liabilities are equal to the accumulated policy values, which consists of an accumulation of deposit payments plus credited interest, less withdrawals and amounts assessed through the end of the period.

Reinsurance Deposit and Receivables

The Company reinsures certain of its life insurance and annuity product risk with other companies. As a result, when the Company records liabilities that are subject to reinsurance, reinsurance deposits and receivables are recorded. The Company remains contingently liable for claims reinsured. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Deferred Policy Acquisition Costs

The costs that vary with and are primarily associated with acquiring new and renewal business have been deferred. The costs consist principally of first-year commissions paid to Fidelity Insurance Agency, Inc. in accordance with contractual agreements as described in Note 8 - "Affiliated Company Transactions", and certain insurance expenses for traditional life policy issue and underwriting. These deferred policy acquisition costs ("DAC") are being amortized over the life time of the policy generally estimated as the level term period for the term insurance product, a 20-year period for the deferred annuity product, and a 30-year period for the variable immediate annuity product.

The amortization process requires the use of various assumptions, estimates and judgment about the future. The primary assumptions are expenses, investment performance, mortality, and contract cancellations (i.e. lapses, withdrawals and surrenders). These assumptions are reviewed on a regular basis and are generally based on the Company's past experience, industry studies, and judgments about the future. Finally, analyses are performed periodically to assess whether there are sufficient gross margin or gross profits to amortize the remaining DAC balances.

A significant assumption for the projection of estimated gross profits is the investment return on Separate Account fund balances. The Company assumes a long term return of 9% before fund expenses and other charges. The Company also applies a "Reversion to the Mean" assumption in setting the projected return for the next seven years. The projected return is developed such that the combination of actual and projected return equals the long term return. The Company limits the projected return to no greater than 13% (before fund expenses and other charges) and no less than approximately 5% (before fund expenses and other charges).

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

2. Summary of Significant Accounting Policies (continued):

DAC for certain products is adjusted for the impact of unrealized gains and losses on investments as if the gains and losses have been realized with a corresponding credit or charge to accumulated other comprehensive income, net of income taxes.

Property and Equipment

Property, equipment, leasehold improvements and computer software are stated at cost less accumulated depreciation or amortization. Depreciation or amortization is provided using the straight-line method over the estimated useful lives of the assets ranging from 3 years to 10 years.

Income Taxes

The Company files a consolidated federal income tax return with its subsidiary, EFILI. Under a tax sharing agreement, each company is charged or credited its share of taxes as determined on a separate company basis. Tax benefits are credited with respect to taxable losses to the extent such losses are utilized by the consolidated group. Intercompany tax balances are settled within 30 days of the actual tax payment.

The liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the current enacted tax rates.

Foreign Currency Translation

The results of operations for the Company's branch denominated in Canadian dollars are translated into U.S. dollars using average exchange rates during the period; assets and liabilities are translated using exchange rates at the end of each period. Translation gains and losses are included in the consolidated statements of income and comprehensive income as a component of accumulated other comprehensive income.

New Accounting Pronouncements

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-01"). SOP 03-01 provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and separate account asset and liabilities and a company's interest in such separate accounts. Reporting and measuring the Company's interest in its separate accounts as general account assets are based on the insurer's proportionate beneficial interest in the separate account's underlying assets. SOP 03-01 is effective for fiscal years beginning after December 15, 2003. The SOP requires the establishment of a liability for contracts that contain death or other insurance benefits using a specified reserve methodology that is different from the methodology that the Company had previously used. The Company adopted SOP 03-01 as of January 1, 2004 and recorded a cumulative effect of a change in accounting principle of $1,341,000 in the consolidated statements of income and comprehensive income.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

2. Summary of Significant Accounting Policies (continued):

In March 2004, the Financial Accounting Standards Board's ("FASB") Emerging Issues Task Force reached a consensus regarding the application of guidance for the evaluation of whether an investment is other than temporarily impaired under the requirements of EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and its Applications to Certain Investments" ("EITF No. 03-1"). During September 2004, the FASB delayed the effective date for the measurement and recognition guidance under EITF No. 03-1. However, the disclosure requirements, which were effective for fiscal years ending after December 15, 2003, were not deferred. EITF No. 03-1 describes certain quantitative and qualitative disclosures that are required for marketable equity securities covered by Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities" including the aggregate amount of unrealized losses and the aggregate related fair value of investments with unrealized losses, by investment type, as well as the nature of the investment(s), cause of impairment, number of positions held, severity and duration of the impairment. The Company implemented the disclosures required by EITF No. 03-1 beginning with the year ended December 31, 2003.

In December 2003, the FASB issued FASB Interpretation No. 46 (Revised December 2003), "Consolidation of Variable Interest Entities". This standard does not impact the Company's results of operations or financial position.

In November 2002, the FASB issued FASB Interpretation No. 45, "Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." This standard does not impact the Company's results of operations or financial position.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

3. Adoption of Statement of Position 03-01:

Effective January 1, 2004, the Company adopted SOP 03-01 (see Note 2 - New Accounting Pronouncements) and recorded a cumulative effect of a change in accounting principle of $868,000, net of income taxes. In 2003 and prior, the Company carried a GMDB reserve. Upon adoption, the Company reduced its GMDB reserve as SOP 03-01 required the use of a specified reserve methodology which is different from the methodology previously used by the Company.

The following illustrates the components of the benefit (in thousands):

Guaranteed Minimum Death Benefits

The Company issues variable annuity contracts with a GMDB feature. The GMDB feature provides annuity contract holders with a default guarantee that the benefit received at death will be no less than a prescribed minimum amount. Upon death of the annuitant prior to age 85, the death benefit is the greater of the contract value and total premiums, adjusted for withdrawals. For an additional charge, the death benefit is the greater of the default guaranteed death benefit and the highest contract value as of any prior anniversary, prior to age 80, adjusted for any additional payments or withdrawals. The optional rider is no longer offered to new customers, effective January 1, 2003. If the GMDB is higher than the current account value at the time of death, the Company incurs a cost equal to the difference.

The following summarizes the liability for GMDB contracts reflected in the general account (in thousands):

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

3. Adoption of Statement of Position 03-01 (continued):

The reinsurance recoverables associated with GMDB were $9,267,000 and $11,938,000 at December 31, 2004 and January 1, 2004, respectively.

The following information relates to the reserving methodology and assumptions for developing the GMDB policy benefit liability, which the Company began utilizing upon adoption of SOP 03-01.

  The projection model uses 100 pairs of stochastically generated market return scenarios.
  The mean investment performance assumptions, prior to the consideration of mortality and expense fees, vary from 3.8-11% depending on the underlying fund type.
  The DAC model employs a mean reversion algorithm that looks back to the later of the original issue date or 1997 and compares historical fund returns to the Company's long term estimate.
  The volatility assumption is 20% for equity funds; 8.7% for bond funds; and 0% for money market funds.
  The mortality assumption is 65% of the 1994 Variable Annuity MGDB Mortality Table.
  The lapse rate and partial withdrawal assumptions vary from 2-7% and 1-3%, respectively, depending on contract type and policy duration.
  The discount rate is 6.83%.

The table below represents the account value, net amount at risk and average attained age of underlying contract holders for guarantees in the event of death as of December 31, 2004 and December 31, 2003. The net amount at risk is the death benefit coverage in force or the amount that the Company would have to pay if all contractholders had died as of the specified date, and represents the excess of the guaranteed benefit over the fair value of the underlying investments.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

4. Investments:

The components of net investment income were as follows:

Gross realized gains and losses from the voluntary sales of debt and equity securities were as follows:

Realized investment losses as a result of other than temporary impairments in the value of investments were $0, $100,000 and $383,000 in 2004, 2003, and 2002, respectively. The net fair value of non-income producing debt securities was $0 and $2,636,000 as of December 31, 2004 and 2003, respectively. The amount of interest foregone by non-income producing securities was $0 and $411,000 for the years ended December 31, 2004 and 2003, respectively.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

4. Investments (continued):

Net unrealized investment gains (losses) on available-for-sale securities carried at fair value, and the related impact on DAC and deferred income taxes as of December 31, were as follows:

Debt securities that have been in a continuous unrealized loss position as of December 31, 2004 and 2003, respectively were as follows:

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

4. Investments (continued):

The Company evaluates declines in fair values below cost for its investments. Based on the Company's review of the issuers' continued compliance with the securities' obligations in accordance with their contractual terms, management's intent and ability to hold these securities for a period of time sufficient to allow for any anticipated recovery in market value, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that declines in the fair value of the securities above were temporary as of December 31, 2004 and 2003.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

4. Investments (continued):

The amortized cost and fair value of debt securities, by type of issuer, and equity securities were as follows:

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

4. Investments (continued):

The amortized cost and fair value of debt securities at December 31, 2004, by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

At December 31, 2004 and 2003, there were no contractual investment commitments. There are no significant concentrations of debt securities by issuer or by industry, other than U.S. Government corporations and agency securities.

At December 31, 2004, the amortized cost and fair value of securities on deposit with various state and governmental authorities was $2,797,000 and $2,847,000, respectively. At December 31, 2003, the amortized cost and fair value of securities on deposit with various state and governmental authorities was $2,794,000 and $3,007,000, respectively.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

5. Fair Value of Financial Instruments:

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates, which, in many cases, may differ from the amounts which could be realized upon immediate liquidation.

The estimated carrying values and fair values of the financial instruments were as follows:

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Reinsurance Deposit and Receivables

Fair values for the Company's reinsurance deposits for the fixed portion of the variable annuities in payout and the fixed immediate annuity contracts are estimated using discounted cash flow calculations based on expected current offering interest rates versus contract rates.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

5. Fair Value of Financial Instruments (continued):

Future Contract and Policy Benefits and Contractholder Deposit Funds

Fair values for the Company's liabilities for the fixed portion of the variable annuities in payout and the fixed immediate annuity contracts are estimated using discounted cash flow calculations based on expected current offering interest rates versus contract rates.

Separate Accounts

Assets held in separate accounts are reported in the accompanying consolidated balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

Policy Loans

Policy loans are carried at outstanding principal balances, not in excess of policy cash surrender value. These loans are an integral part of the insurance products and have no maturity dates. Consequently, the outstanding principal balance is considered to be a reasonable estimate of the fair value of policy loans.

6. Income Taxes:

The components of the provision for income taxes attributable to operations were as follows:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Life insurance corporations in New York remain subject to the franchise tax. However, for tax years beginning on or after January 1, 2003, in no event may the franchise tax on life insurance corporations, computed prior to the application of tax credits, be less than 1.5% of premiums or more than 2.0% of premiums. Accordingly, state deferred taxes are no longer recorded, as EFILI believes that the reversal of temporary differences will have no impact on the state income tax that EFILI will pay in the future.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

6. Income Taxes (continued):

Significant components of the Company's net deferred tax asset were as follows:

Management believes that the Company's future income will be sufficient to realize the net deferred tax asset.

The statute of limitations on the Company's federal income tax returns is open for the taxable years ended December 31, 2003 and thereafter. In management's opinion, adequate tax liabilities have been established for all open years.

Income taxes were 23.4%, 25.3% and 27.7% of pretax earnings in 2004, 2003 and 2002, respectively. The effective tax rates differed from the federal statutory income tax rate of 35% primarily due to dividends received deductions, foreign tax credits and state taxes.

FILI paid federal and state income taxes of $22,067,000, $17,915,000 and $12,329,000 in 2004, 2003 and 2002, respectively. Intercompany tax balances are settled within 30 days of the actual tax payments.

7. Stockholder's Equity and Dividend Restrictions:

Generally, the net assets of the Company available for transfer to FMR Corp. are limited to the excess of FILI's net assets, as determined in accordance with statutory accounting practices, over minimum statutory capital requirements; however, payments of such amounts as dividends may be subject to approval by regulatory authorities. Under the Insurance Code of the State of Utah, dividends to shareholders are limited to the lesser of the Company's net gain from operations for the year ended on the preceding December 31, or 10% of the Company's surplus held for policyholders as of the preceding December 31. No dividends have been paid or declared during 2004, 2003 and 2002, respectively.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

7. Stockholder's Equity and Dividend Restrictions (continued):

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the applicable state insurance department which vary with GAAP in certain respects. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners, as well as state laws, regulations and general administrative rules. The principal differences with GAAP are that statutory financial statements do not reflect DAC; deferred income taxes are limited; bonds are generally carried at amortized cost; insurance liabilities are presented net of reinsurance assets; a wholly-owned insurance subsidiary is reported at statutory equity and future policy benefit liabilities are estimated using different actuarial assumptions. The Company does not rely on the use of any permitted statutory accounting practices.

Net income and capital stock and surplus as determined in accordance with statutory accounting practices were as follows:

Years Ended December 31,
	2004	2003	2002
(in thousands)
FILI:
Statutory net income	$ 56,446	$ 61,397	$ 42,979
Statutory surplus	$ 512,902	$ 452,484	$ 387,084
EFILI:
Statutory net income	$ 5,735	$ 4,645	$ 3,631
Statutory surplus	$ 40,504	$ 34,891	$ 30,258

In the New York State Insurance Department First Amendment to Regulation 172, as of January 1, 2002, the State of New York allows the recognition of gross deferred tax assets as admitted assets by insurance companies domiciled in the state of New York. The effect of adoption of the amendment on EFILI's statutory surplus was an increase of approximately $609,000 as of January 1, 2002, the result of recording a deferred tax asset.

8. Affiliated Company Transactions:

The Company's insurance contracts are distributed through Fidelity Brokerage Services LLC, Fidelity Insurance Agency, Inc. (FIA), and Fidelity Investments Institutional Services Company, Inc., all of which are affiliated with FMR Corp. FILI and EFILI have agreements with FIA under which FILI pays FIA renewal sales compensation of 0.10% of the annuity contract value each year. EFILI pays FIA sales compensation of 3% of annuity payments received for its variable deferred and immediate annuity contracts. The Company pays FIA 37.5% of term life insurance first-year premiums. The Company also pays FIA 2.5% of the annuity payments received for its fixed immediate annuity. The Company compensated FIA in the amount of $17,582,000, $18,150,000 and $23,266,000 in 2004, 2003 and 2002, respectively.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

8. Affiliated Company Transactions (continued):

The Company has an administrative services agreement with FIA whereby the Company provides certain administrative and accounting functions. The Company received $5,986,000, $6,128,000 and $4,263,000 in 2004, 2003 and 2002, respectively, for such services. The reimbursements are accounted for as a direct reduction of the Company's expenses. The Company has an agreement with Fidelity Management Trust Company (FMTC) under which FMTC provides investment management and advisory services to the Company. The Company paid FMTC $1,125,000, $1,093,000 and $887,000 in 2004, 2003 and 2002, respectively, for such services.

The Company has an administrative services agreement with FMR Corp. and its subsidiaries whereby certain administrative and special services are provided for the Company. The Company paid FMR Corp. and its subsidiaries $13,941,000, $11,638,000 and $12,272,000 in 2004, 2003 and 2002, respectively, for such services.

FMR Corp. maintains a noncontributory trusteed defined benefit pension plan covering substantially all eligible Company employees. The benefits earned are based on years of service and the employees' compensation during the last five years of employment. FMR Corp.'s policy for the plan is to fund the maximum amount deductible for income tax purposes, and to charge each subsidiary for its share of such contributions. Pension costs of $732,000, $527,000 and $658,000 were charged to the Company in 2004, 2003 and 2002, respectively.

FMR Corp. sponsors a trusteed Profit-Sharing Plan and a contributory 401(k) Thrift Plan covering substantially all eligible Company employees. Payments are made to the trustee by FMR Corp. annually for the Profit-Sharing Plan and monthly for the 401(k) Thrift Plan. FMR Corp.'s policy is to fund all costs accrued and to charge each subsidiary for its share of the cost. The cost charged to the Company for these plans amounted to $1,856,000, $1,601,000 and $1,889,000 in 2004, 2003 and 2002, respectively.

The Company participates in various FMR Corp. stock-based compensatory plans. The compensation is based on the change in the net asset value of FMR Corp. common stock, as defined. The aggregate expenses related to these plans charged to the Company were $3,311,000, $2,337,000 and $1,859,000 in 2004, 2003 and 2002, respectively.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

9. Underwriting, Acquisition and Insurance Expenses:

Underwriting, acquisition and insurance expenses were as follows:

Amortization of deferred policy acquisition costs is adjusted periodically as estimates of future gross profits are revised to reflect actual experience. In 2004, 2003 and 2002, the Company adjusted amortization by ($591,000), ($3,167,000) and $1,301,000 respectively, to reflect actual experience for investment performance, persistency and inflation assumptions. This adjustment has been reflected in amortization expense.

10. Reinsurance:

The Company retains a maximum coverage per individual life of $25,000 plus 30% of the excess over $25,000 with a maximum initial retention not to exceed $100,000 for its life insurance business. The Company reinsures certain guarantee provisions and mortality on its annuity contracts and portions of annuity income that are fixed. The Company reinsures substantially all of its GMDB provisions for business issued prior to July 1, 2003 with various reinsurers.

The Company has entered into two 100% coinsurance agreements for its fixed guaranteed income annuity product and for the fixed portion of the variable income annuity product with two highly rated reinsurers (rated A or better by Moody's statistical rating agency at December 31, 2004). The Company is subject to concentration of risk with respect to these reinsurance agreements. The receivable from each reinsurer is accounted for as a deposit asset and is recorded in reinsurance deposit and receivables, while the liability related to the underlying annuity contracts is accounted for as a deposit liability and is recorded in contractholder deposit funds. Under these reinsurance agreements, the Company receives a front end ceding expense allowance of 2.5% of premiums and an annual allowance of a percentage of assets ranging from 0.25% to 0.60%. Revenue from the reinsurance agreements and benefit expense from the underlying annuity contracts is recognized over the lives of the underlying contracts.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

10. Reinsurance (continued):

Financial information related to the two coinsurance agreements for the years ended December 31 were as follows:

The Company's deposit assets under the reinsurance agreement with Principal Life Insurance Company are partially secured by investments held in trust.

Additional information on direct business written and reinsurance ceded for the years ended December 31, was as follows:

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

11. Commitments and Contingencies:

The Company is, from time to time, involved in various legal actions concerning policy benefits and certain other matters. Those actions are considered by the Company in estimating policy reserves and other liabilities. The Company believes that the resolution of those actions should not have a material adverse effect on stockholder's equity or net income.

Regulatory Matters

Under existing guaranty fund laws in all states, insurers licensed to do business in those state can be assessed for certain obligations of insolvent insurance companies to policyholders and claimants. The actual amount of such assessments will depend upon the final outcome of rehabilitation proceedings and will be paid over several years.